FIRST SUPPLEMENTAL INDENTURE


     THIS FIRST SUPPLEMENTAL INDENTURE, dated as of __________, 1997 (this "Supplemental Indenture"), is between InaCom Corp., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), having its principal office at 10810 Farnam Drive, Omaha, Nebraska, 68154, and Norwest Bank Minnesota, National Association, a national banking association (the "Trustee").

                                    RECITALS

     The Company and the Trustee are parties to that certain Indenture, dated as of the date hereof (the "Indenture"), pursuant to which the Company is authorized to issue its debentures, notes or other evidences of indebtedness (the "Securities") from time to time and in one or more series as provided therein.

     Sections 301 and 901 of the Indenture provide that the characteristics, terms, rights, powers and other conditions of any such series of Securities may be established, without the consent of any Holders, in one or more indentures supplemental thereto.

     The Company has not yet issued any Securities under the Indenture.

     The Company desires to issue $50,000,000 of Securities in the form of a series of ____% Convertible Subordinated Debentures Due ______, 200__ (the "___% Debentures") having the characteristics, terms, rights, powers and other conditions set forth herein.

     The Company has authorized the execution and delivery of this Supplemental Indenture, pursuant to which the Indenture shall be supplemented and modified as set forth herein.

     All things necessary to make the % Debentures, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company and to make this Supplemental Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

     NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the ___% Debentures by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the ___% Debentures, as follows:

     1. Definitions. Article One, Section 101 of the Indenture is hereby supplemented and modified by inserting insert the following definitions in alphabetical order in such Section.

     "Change of Control" has the meaning specified in Section 1504(b).

     "Closing Price Per Share" means, with respect to the Common Stock of the Company, for any day, the reported last sales price regular way per share or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case (i) on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or (ii) if not listed on or admitted to trading on any national securities exchange then on the Nasdaq National Market or (iii) if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on such National Market, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

     "Common Stock" means the Common Stock, par value $0.10 per share, of the Company authorized at the date of this instrument as originally executed. Subject to the provisions of Section 1411, shares issuable on conversion or repurchase of % Debentures shall include only shares of Common Stock or shares of any class or classes of common stock resulting from any reclassification or reclassifications thereof; provided, however, that if at any time there shall be more than one such resulting class, the shares so issuable on conversion of % Debentures shall include shares of all such classes, and the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

     "common stock" includes any stock of any class of capital stock which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the issuer thereof and which is not subject to redemption by the issuer thereof.

     "Company Notice" has the meaning specified in Section 1503.

     "Constituent Person" has the meaning specified in Section 1411.

     "Conversion Agent" means any Person authorized by the Company to convert % Debentures in accordance with Article Fourteen. The Company has initially appointed the Trustee as its Conversion Agent.

     "Conversion Price" has the meaning specified in Section 1404.

     "Conversion Rate" has the meaning specified in Section 1401.

     "Expiration Time" has the meaning specified in Section 1404.

     "Non-electing Share" has the meaning specified in Section 1411.

     "Place of Conversion" has the meaning specified in Section 1402.

     "Reference Date" has the meaning specified in Section 1404.

     "Repurchase Date" has the meaning specified in Section 1501.

     "Repurchase Price" has the meaning specified in Section 1501.

     "Trading Days" means (i) if the Common Stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business or (ii) if the Common Stock is not listed or admitted for trading on any national securities exchange, days on which trades may be made on the Nasdaq National Market or any similar system of automated dissemination of quotations of securities prices on which the Common Shares are quoted or (iii) if the Common Stock is not listed or admitted for trading on any national securities exchange or quoted on the Nasdaq National Market or any other system of automated dissemination of quotation of securities prices, days on which the Common Stock is traded regular way in the over-the-counter market and for which a closing bid and a closing asked price for the Common Stock are available.


     2. Form of % Debentures. Article Two, Section 201 of the Indenture is hereby supplemented and modified by inserting the following language at the end of such Section.

     Any % Debentures which constitute Registered Securities shall be in substantially the form set forth below.


                           Form of Face of % Debenture

[The following legend shall appear on the face of each Global Security for which The Depository Trust Company is to be the Depositary:

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR REGISTERED SECURITIES IN DEFINITIVE REGISTERED FORM IN THE LIMITED CIRCUMSTANCES REFERRED TO IN THE INDENTURE, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE
DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OR SUCH SUCCESSOR DEPOSITARY.]

                                  INACOM CORP.

                     ___% CONVERTIBLE SUBORDINATED DEBENTURE

                           DUE ________________, 200__

No. __________                                                        $________

     InaCom Corp., a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________________, or registered assigns, the principal sum of _____________________ Dollars ($_______) on ____________, and to pay interest thereon from ____________, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on ____________ and ____________ in each year (each, an "Interest Payment Date"), commencing ____________, 1998 at the rate of ___% per annum computed on the basis of a 360 day year consisting of twelve 30-day months, until the principal hereof is due, and at the rate of ___% per annum on any overdue principal and premium, if any, and, to the extent permitted by law, on any overdue interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this % Convertible Subordinated Debenture (herein individually called a "Security" or a " % Debenture" and, together with those other ___% Convertible Subordinated Debentures Due ________________, collectively called the " % Debentures") (or one or more Predecessor Securities is registered at the close of business on the Regular Record Date for such interest, which shall be the ____________ 1 or ____________ 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of % Debentures not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any automated quotation system or securities exchange on which the % Debentures may be listed, and upon such notice as may be required by such quotation system or exchange, as the case may be, all as more fully provided in the Indenture. Payments of principal shall be made upon the surrender of this Security at the option of the Holder at the Corporate Trust Office of the Trustee, or at such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check, mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or, upon written application by the Holder to the Security Registrar.

     Except as specifically provided in the Indenture, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any governmental or any political subdivision or taxing authority thereof or therein.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                                  INACOM CORP.

[Corporate Seal]

                                                   By:
                                                   Title:
                                                   Name:

Title:


                         Form of Reverse of % Debenture

     This Security is one of a duly authorized issue of % Debentures of the Company designated as its ___% Convertible Subordinated Debentures Due ________________, limited in aggregate principal amount to $50,000,000, as such amount may be increased, but not by an amount in excess of $7,500,000, solely as a result of the exercise of the underwriters' over-allotment option granted by the Company under the underwriting agreement, dated ____________, 1997, among the Company, Goldman, Sachs & Co., J.P. Morgan & Co., and PaineWebber Incorporated, issued and to be issued under an Indenture, dated as of September 29, 1997, as supplemented and modified by that certain First Supplemental
Indenture, dated as of ___________, 1997 (as so supplemented and modified, herein called the "Indenture"), between the Company and Norwest Bank Minnesota, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the % Debentures and of the terms upon which the % Debentures are, and are to be, authenticated and delivered. The

   % Debentures are issuable in registered form only without coupons in denominations of $1,000 and any integral multiple thereof.

     Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time before the close of business on ___________, or in case this Security or a portion hereof is called for redemption or the Holder hereof has exercised his right to require the Company to repurchase this Security or a portion hereof, then in respect of this Security until and including, but (unless the Company defaults in making the payment due upon redemption or repurchase, as the case may be) not after, the close of business on the Redemption Date or Repurchase Date, as the case may be, to convert this Security (or any portion of the principal amount hereof that is an integral multiple of $1,000, provided that the unconverted portion of such principal amount is $1,000 or any integral multiple of $1,000 in excess thereof) into fully paid and nonassessable shares of Common Stock of the Company at an initial Conversion Rate of _____ shares of Common Stock for each $1,000 principal amount of % Debentures (or at the then current adjusted Conversion Rate if an adjustment has been made as provided in the Indenture) by surrender of this Security, duly endorsed or assigned to the Company or in blank and, in case such surrender shall be made during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date (except if this Security has been called for redemption on a Redemption Date or is repurchasable on a Repurchase Date occurring, in either case, during such period and is surrendered for such conversion during such period (including any % Debentures or portions thereof called for redemption on a Redemption Date that is a Regular Record Date or an Interest Payment Date, as the case may be)), also accompanied by payment in New York Clearing House or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted, and also the conversion notice hereon duly executed, to the Company at the Corporate Trust Office of the Trustee, or at such other office or agency of the Company, subject to any laws or regulations applicable thereto and subject to the right of the Company to terminate the appointment of any Conversion Agent (as defined below) as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate (each a "Conversion Agent"), provided further, that if this Security or portion hereof has been called for redemption on a Redemption Date or is repurchasable on a Repurchase Date occurring, in either case, during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such succeeding Interest Payment Date and is surrendered for conversion during such period, then the Holder of this Security who converts this Security or a portion hereof during such period will be entitled to receive the interest accruing hereon from the Interest Payment Date next preceding the date of such conversion to such succeeding Interest Payment Date and shall not be required to pay such interest upon surrender of this Security for conversion. Subject to the provisions of the preceding sentence and, in the case of a conversion after the close of business on the Regular Record Date next preceding any Interest Payment Date and on or before the close of business on such Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security of record as of such Regular Record Date) to receive the related installment of interest to the extent and under the circumstances provided in the Indenture, no cash payment or adjustment is to be made on conversion for interest accrued hereon from the Interest Payment Date next preceding the day of conversion, or for dividends on the Common Stock issued on conversion hereof. The Company shall thereafter deliver to the Holder the fixed number of shares of Common Stock (together with any cash adjustment, as provided in the Indenture) into which this Security is convertible and such delivery will be deemed to satisfy the Company's obligation to pay the principal amount of this Security. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest (calculated to the nearest 1/100th of a share) the Company shall pay a cash adjustment as provided in the Indenture. The Conversion Rate is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in the case of certain consolidations or mergers to which the Company is a party or the conveyance, transfer, sale or lease of all or substantially all of the property and assets of the Company, the Indenture shall be amended, without the consent of any Holders of % Debentures, so that this Security, if then Outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, transfer, sale or lease by a holder of the number of shares of Common Stock of the Company into which this Security could have been converted immediately prior to such consolidation, merger, conveyance, transfer, sale or lease (assuming such holder of Common Stock is not a Constituent Person, failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of Non-electing Shares). No adjustment in the Conversion Rate will be made until such adjustment would require an increase or decrease of at least 1% of such Conversion Rate, provided that any adjustment that would otherwise be made will be carried forward and taken into account in the computation of any subsequent adjustment.

     The % Debentures are subject to redemption upon not less than 20 nor more than 60 days' notice by mail, at any time on or after __________, 200__, as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed during the 12-month period beginning ____________ of the years indicated,

                                                       Redemption
                  Year                                    Price

                  ----                                   ---%
                  ----                                   ---%
                  ----                                   ---%
                  ----                                   ---%
                  ----                                   ---%
                  ----                                   ---%
                  ----                                   ---%

and thereafter at a Redemption Price equal to 100% of the principal amount, in each case together with accrued interest to the Redemption Date; provided, however, that interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such % Debentures, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

     In the event of redemption, repurchase or conversion of this Security in part only, a new Security for the unredeemed, unrepurchased or unconverted portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     In any case where the due date for the payment of the principal of, premium, if any, or interest on a Security or the last day on which a Holder of a Security has a right to convert his Security shall be, at any Place of Payment or Place of Conversion, as the case may be, a day on which banking institutions at such Place of Payment or Place of Conversion are authorized or obligated by law or executive order to close, then payment of principal, premium, if any, or interest, or delivery for conversion of such Security need not be made on or by such date at such place but may be made on or by the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law or executive order to close, with the same force and effect as if made on the date for such payment or the date fixed for redemption or repurchase, or by such last day for conversion, and no interest shall accrue on the amount so payable for the period after such date so long as payment is made on the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law or executive order to close.

     If a Change of Control occurs, the Holder of this Security, at the Holder's option, shall have the right, in accordance with the provisions of the Indenture, to require the Company to repurchase this Security (or any portion of the principal amount hereof that equal to $1,000 or any integral multiple of $1,000 in excess thereof) for cash at a Repurchase Price equal to 100% of the principal amount thereof plus interest accrued to the Repurchase Date. At the option of the Company, the Repurchase Price may be paid in cash or, subject to the conditions provided in the Indenture, by delivery of shares of Common Stock having a fair market value equal to the Repurchase Price. For purposes of this paragraph, the fair market value of shares of Common Stock shall be determined by the Company and shall be equal to 95% of the average of the Closing Prices Per Share for the five consecutive Trading Days ending on and including the third Trading Day immediately preceding the Repurchase Date. Whenever in this Security there is a reference, in any context, to the principal of any such Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Security shall not be construed as excluding the Repurchase Price so payable in those provisions of this Security when such express mention is not made; provided, however, that, for the purposes of the next paragraph, such reference shall be deemed to include reference to the Repurchase Price only to the extent the Repurchase Price is payable in cash.

     The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

     If an Event of Default shall occur and be continuing, the principal of all the % Debentures may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the % Debentures under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the % Debentures at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the % Debentures at the time Outstanding, on behalf of the Holders of all the % Debentures, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security on the respective Stated Maturities expressed herein (or in the case of redemption or repurchase, on the Redemption Date or Repurchase Date, as the case may be) or to convert this Security as provided in the Indenture.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in principal amount of the Outstanding ____% Debentures shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity satisfactory to it and the Trustee shall not have received from the Holders of a majority in principal amount of the ____% Debentures Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof, premium, if any, or interest hereon on or after the respective due dates expressed herein or for the enforcement of the right to convert this Security as provided in the Indenture.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for that purpose pursuant to Section 1002, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new ____% Debentures, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee, and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS


     The following abbreviations, when used in the inscription of the face of this Security, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM - as tenants in common             UNIF GIFT MIN ACT--______________
TEN ENT - as tenants by the                                       (Cust)
             entireties                    Custodian _____________ under Uniform
JT TEN  - as joint tenants with                           (Minor)
            right of survivorship          Gifts to Minors Act ________________
            and not as tenants in common                       (State)


                    Additional abbreviations may also be used
                          though not in the above list.

                  ELECTION OF HOLDER TO REQUIRE REPURCHASE

     1. Pursuant to Section 1501 of the Indenture, the undersigned hereby elects to have this Security repurchased by the Company.

     2. The undersigned hereby directs the Trustee or the Company to pay it or __________________ an amount in cash or, at the Company's election, Common Stock valued as set forth in the Indenture, equal to 100% of the principal amount to be repurchased (as set forth below), plus interest accrued to the Repurchase Date, as provided in the Indenture.


Dated:

                                               ------------------------------


                                               ------------------------------
                                                     Signature(s)

         Signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.


                                                ------------------------------
                                                    Signature Guaranteed


Principal amount to be repurchased
(an integral multiple of $1,000):               _______________________________

Remaining principal amount following such repurchase: ____________________

NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

     3. Form of Conversion Notice. Article Two of the Indenture is hereby supplemented and modified by inserting the following Section 205 at the end of such Article.


SECTION 205.               Form of Conversion Notice.

     The undersigned Holder of this Security hereby irrevocably exercises the option to convert this Security, or any portion of the principal amount hereof (which is an integral multiple of $1,000, provided that the unconverted portion of such principal amount is $1,000 or any integral multiple of $1,000 in excess thereof) below designated, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Security, and directs that such shares, together with a check in payment for any fractional share and any ____% Debentures representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If shares of Common Stock or ____% Debentures are to be registered in the name of a Person other than the undersigned, (a) the undersigned will pay all transfer taxes payable with respect thereto and (b) signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934. Any amount required to be paid by the undersigned on account of interest accompanies this Security.


Dated:________________________                  _______________________________

Fill in for registration of                     _______________________________
shares of Common Stock if to                                   Signature(s)
be issued, and ____% Debentures if
to be delivered, other than
to and in the name of the
registered holder:

------------------------------
              (Name)


     4. Title and Terms of % Debentures. Article Three, Section 301 of the Indenture is hereby supplemented and modified by inserting the following language at the end of such Section.

     The aggregate principal amount of % Debentures which may be authenticated and delivered under this Indenture is limited to $50,000,000, as such amount may be increased, but not by an amount in excess of $7,500,000, solely as a result of the purchase of additional % Debentures (referred to in the Underwriting Agreement as "Optional Securities") pursuant to exercise of the underwriters' over-allotment option granted by the Company under the underwriting agreement, dated ____________, 1997 (the "Underwriting Agreement"), among the Company, Goldman, Sachs & Co., J.P. Morgan & Co., and PaineWebber Incorporated (collectively, the "Underwriters"), except for % Debentures authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other % Debentures pursuant to Section 304, 305, 306, 906, 1107, 1402 or 1503(e).

     The % Debentures shall be known and designated as the "___% Convertible Subordinated Debentures due ___________, 200 " of the Company. Their Stated Maturity shall be ___________, 200 , and they shall bear interest at the rate of ___% per annum, from __________, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually in arrears on ____________ and ____________ in each year, commencing ____________, 1998, until the principal thereof is paid or made available for payment, and, to the fullest extent permitted by law, at the rate of ___% per annum on any overdue principal and on any overdue installment of interest.

     Upon receipt by the Trustee of an Officers' Certificate stating that the Underwriters have elected to purchase from the Company a specified aggregate principal amount of Optional Securities not to exceed a total of $7,500,000 for all such elections in accordance with this paragraph pursuant to the
Underwriting Agreement, the Trustee shall authenticate and make available for delivery such specified aggregate principal amount of such Optional Securities to or upon a Company Request, and such specified aggregate principal amount of such Optional Securities shall be considered part of the original aggregate principal amount of the ____% Debentures.

     The principal of (and premium, if any) and interest on the % Debentures shall be payable at the office or agency of the Company maintained for such purpose pursuant to Section 1002; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     The % Debentures shall be redeemable in accordance with Article Eleven at the election of the Company, as a whole or from time to time in part, at any time on or after __________, 200 ___ at the Redemption Prices specified in the form of Security set forth herein, together with accrued interest to the Redemption Date.

     The % Debentures are not entitled to the benefit of any sinking fund.

     The % Debentures shall be subordinated in right of payment to Senior Indebtedness as provided in Article Thirteen.

     The % Debentures shall be convertible as provided in Article Fourteen.

     The % Debentures shall be subject to repurchase at the option of the Holders upon a Change of Control as provided in Article Fifteen.

     5. Conversion of % Debentures. The Indenture is hereby supplemented and modified by inserting the following Article Fourteen therein.


                                ARTICLE FOURTEEN

                           CONVERSION OF      % DEBENTURES

SECTION 1401.              Conversion Privilege and Conversion Rate.

     Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any % Debenture may be converted at any time into fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock of the Company at the Conversion Rate, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall expire at the close of business on _______________, subject, in the case of conversion of any Global Security, to any Applicable Procedures. In case a % Debenture or portion thereof is called for redemption at the election of the Company or the Holder thereof exercises his right to require the Company to repurchase a % Debenture or portion thereof, such conversion right in respect of such % Debenture, shall expire (a) at the close of business on the Redemption Date, in the case of a % Debenture called for redemption, and (b) at the close of business on the Repurchase Date, in the case of a % Debenture tendered for repurchase, in each case unless the Company defaults in making the payment due upon redemption or repurchase, as the case may be, and in each case subject as aforesaid to any Applicable Procedures with respect to any Global Security.

     The rate at which shares of Common Stock shall be delivered upon conversion (herein called the "Conversion Rate") shall be initially ________ shares of Common Stock for each $1,000 principal amount of ____% Debentures. The Conversion Rate shall be adjusted in certain instances as provided in this Article.


SECTION 1402.              Exercise of Conversion Privilege.

     In order to exercise the conversion privilege, the Holder of any ____% Debenture to be converted shall surrender such % Debenture, duly endorsed or assigned to the Company or in blank, at any office or agency of the Company maintained for that purpose pursuant to Section 1002 (any city in which any Conversion Agent is located being called herein a "Place of Conversion"), accompanied by a duly signed conversion notice substantially in the form set forth in Section 205 stating that the Holder elects to convert such % Debenture or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. Each % Debenture surrendered for conversion (in whole or in part) during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of any ____% Debenture or portion thereof which has been called for redemption on a Redemption Date, or which is repurchasable on a Repurchase Date, occurring, in either case, within such period) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such ____% Debenture (or part thereof, as the case may be) being surrendered for conversion. The interest so payable on such Interest Payment Date with respect to any % Debenture (or portion thereof, if applicable) which has been called for redemption on a Redemption Date, or is repurchasable on a Repurchase Date, occurring, in either case, during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date, which % Debenture (or portion thereof, if applicable) is surrendered for conversion during such period, shall be paid to the Holder of such % Debenture being converted in an amount equal to the interest that would have been payable on such % Debenture if such % Debenture had been converted as of the close of business on such Interest Payment Date. The interest so payable on such Interest Payment Date in respect of any % Debenture (or portion thereof, as the case may be) which has not been called for redemption on a Redemption Date, or is not eligible for repurchase on a Repurchase Date, occurring, in either case, during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date, which % Debenture (or portion thereof, as the case may be) is surrendered for conversion during such period, shall be paid to the Holder of such % Debenture as of such Regular Record Date. Interest payable in respect of any %

Debenture surrendered for conversion on or after an Interest Payment Date shall be paid to the Holder of such ____% Debenture as of the next preceding Regular Record Date, notwithstanding the exercise of the right of conversion. Except as provided in this paragraph and subject to the last paragraph of Section 307, no cash payment or adjustment shall be made upon any conversion on account of any interest accrued from the Interest Payment Date next preceding the conversion date, in respect of any % Debenture (or part thereof, as the case may be) surrendered for conversion, or on account of any dividends on the Common Stock issued upon conversion. The Company's delivery to the Holder of the number of shares of Common Stock (and cash in lieu of fractions thereof, as provided in this Indenture) into which a % Debenture is convertible will be deemed to satisfy the Company's obligation to pay the principal amount of the % Debenture.

             % Debentures shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such % Debentures for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such ____% Debentures as Holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and deliver to the Trustee, for delivery to the Holder, a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 1403.

     In the case of any % Debenture which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new % Debenture or ____% Debentures of authorized denominations in an aggregate principal amount equal to the unconverted portion of the principal amount of such % Debenture. A % Debenture may be converted in part, but only if the principal amount of such % Debenture to be converted is any integral multiple of $1,000 and the principal amount of such security to remain Outstanding after such conversion is equal to $1,000 or any integral multiple of $1,000 in excess thereof.


SECTION 1403.              Fractions of Shares.

     No fractional shares of Common Stock shall be issued upon conversion of any % Debenture or ____% Debentures. If more than one % Debenture shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the ____% Debentures (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any % Debenture or ____% Debentures (or specified portions thereof), the Company shall calculate and pay a cash adjustment in respect of such fraction (calculated to the nearest 1/100th of a share) in an amount equal to the same fraction of the Closing Price Per Share at the close of business on the day of conversion.

SECTION 1404.              Adjustment of Conversion Rate.

     The Conversion Rate shall be subject to adjustments from time to time as follows:

     (1) In case the Company shall pay or make a dividend or other distribution on any class of capital stock of the Company payable in shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be increased by dividing such Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

     (2) In case the Company shall issue rights, options or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights, options or warrants, the Conversion Rate in effect at the opening of business on the day following the date fixed for such determination shall be increased by dividing such Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not issue any rights, options or warrants in respect of shares of Common Stock held in the treasury of the Company.

     (3) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

     (4) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class of capital stock, or other property (including securities, but excluding (i) any rights, options or warrants referred to in paragraph (2) of this Section, (ii) any dividend or distribution paid exclusively in cash, (iii) any dividend or distribution referred to in paragraph (1) of this Section and (iv) any merger or consolidation to which Section 1411 applies), the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on the date fixed for such determination (the "Reference Date") less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee) on the Reference Date of the portion of the assets, shares or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be the current market price per share of the Common Stock on the Reference Date, such adjustment to become effective immediately prior to the opening of business on the day following the Reference Date.

     (5) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed as part of a distribution referred to in paragraph (4) of this Section) in an aggregate amount that, combined together with (I) the aggregate amount of any other cash distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this paragraph (5) has been made and (II) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of consideration payable in respect of any tender offer by the Company or any of its Subsidiaries for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to paragraph (6) of this Section) has been made (the "combined cash and tender amount"), exceeds 10% of the product of the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on the date for the determination of holders of shares of Common Stock entitled to receive such distribution times the number of shares of Common Stock outstanding on such date (the "aggregate current market price"), then, and in each such case, immediately after the close of business on such date for determination, the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate in effect immediately prior to the close of business on the date fixed for determination of the stockholders entitled to receive such distribution by a fraction (i) the numerator of which shall be equal to the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on the date fixed for such determination less an amount equal to the quotient of (x) the excess of such combined cash and tender amount over 10% of such aggregate current market price divided by (y) the number of shares of Common Stock outstanding on such date for determination and (ii) the denominator of which shall be equal to the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on such date for determination.

     (6) In case a tender offer made by the Company or any Subsidiary for all or any portion of the Common Stock shall expire and such tender offer or exchange (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) that combined together with (I) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of such tender or exchange offer, of consideration payable in respect of any other tender or exchange offer by the Company or any Subsidiary for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to this paragraph (6) has been made and (II) the aggregate amount of any cash distributions to all holders of the Company's Common Stock within 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph (5) of this Section has been made (the "combined tender and cash amount") exceeds 10% of the product of the current market price per share of the Common Stock (determined as provided in paragraph (8) of this Section) as of the last time (the "Expiration Time") tenders or exchanges could have been made pursuant to such tender or exchange offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered or exchanged shares) as of the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate immediately prior to close of business on the date of the Expiration Time by a fraction (i) the numerator of which shall be equal to (A) the product of (I) the current market price per share of the Common Stock (determined as provided in paragraph (8) of this Section) on the date of the Expiration Time multiplied by (II) the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the date of the Expiration Time less (B) the combined tender and cash amount, and (ii) the denominator of which shall be equal to the product of (A) the current market price per share of the Common Stock (determined as provided in paragraph (8) of this Section) as of the Expiration Time multiplied by (B) the number of shares of Common Stock outstanding (including any tendered or exchanged shares) as of the Expiration Time less the number of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted up to any such maximum, being referred to as the "Purchased Shares").

     (7) The reclassification of Common Stock into securities other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 1411 applies) shall be deemed to involve (a) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of paragraph (4) of this Section), and (b) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common

Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (3) of this Section).

     (8) For the purpose of any  computation  under  paragraphs (2), (4), (5) or
(6) of this Section, the current market price per share of Common Stock on any date shall be calculated by the Company and be deemed to be the average of the daily Closing Prices Per Share for the five consecutive Trading Days selected by the Company commencing not more than 10 Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. For purposes of this paragraph, the term "'ex' date", when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way in the applicable securities market or on the applicable securities exchange without the right to receive such issuance or distribution.

     (9) No adjustment in the Conversion Rate shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph
(9)) would require an increase or decrease of at least 1% in such rate; provided, however, that any adjustments which by reason of this paragraph (9) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

     (10) The Company may make such increases in the Conversion Rate, for the remaining term of the ____% Debentures or any shorter term, in addition to those required by paragraphs (1), (2), (3), (4), (5) and (6) of this Section, as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes. The Company shall have the power to resolve any ambiguity or correct any error in this paragraph (10) and its actions in so doing shall, absent manifest error, be final and conclusive.


SECTION 1405.              Notice of Adjustments of Conversion Rate.

     Whenever the Conversion Rate is adjusted as herein provided:

     (1) the Company shall compute the adjusted Conversion Rate in accordance with Section 1404 and shall prepare a certificate signed by the principal accounting or financial officer of the Company setting forth the adjusted Conversion Rate and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall promptly be filed with the Trustee and with each Conversion Agent; and

     (2) a notice stating that the Conversion Rate has been adjusted and setting forth the adjusted Conversion Rate shall forthwith be prepared, and as soon as practicable after it is prepared, such notice shall be provided by the Company, or the Company shall cause such notice to be provided by the Trustee to, all Holders in accordance with Section 106.

Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate or the information and calculations contained therein, except to exhibit the same to any Holder of ____% Debentures desiring inspection thereof at its office during normal business hours.


SECTION 1406.              Notice of Certain Corporate Action.

         In case:

                  (a) the Company shall declare a dividend (or any other distribution) on its Common Stock payable (i) otherwise than exclusively in cash or (ii) exclusively in cash in an amount that would require any adjustment pursuant to Section 1404; or

                  (b) the Company shall authorize the granting to the holders of its Common Stock generally of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

                  (c) of any reclassification of the Common Stock of the Company, or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance, sale, transfer or lease of all or substantially all of the assets of the Company; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

                  (e) the Company or any Subsidiary shall commence a tender offer for all or a portion of the Company's outstanding shares of Common Stock (or shall amend any such tender offer);

then the Company shall cause to be filed, or the Company shall cause the Trustee to cause to be filed, at each office or agency maintained for the purpose of conversion of ____% Debentures pursuant to Section 1002, and the Company shall cause to be provided, or the Company shall cause the Trustee to cause to be provided, to all Holders in accordance with Section 106, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record, expiration or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined,
(y) the date on which the right to make tenders under such tender offer expires or (z) the date on which such reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation or winding up. Neither the failure to give such notice or the notice referred to in the following paragraph nor any defect therein shall affect the legality or validity of the proceedings described in clauses (a) through (e) of this Section 1406. If at the time the Trustee shall not be a Conversion Agent, a copy of such notice shall also forthwith be filed by the Company with the Trustee.

     The preceding paragraph to the contrary notwithstanding, the Company shall cause to be filed, or the Company shall cause the Trustee to cause to be filed, at each office or agency maintained for the purpose of conversion of ____% Debentures pursuant to Section 1002, and the Company shall cause to be provided, or the Company shall cause the Trustee to cause to be provided, to all Holders in accordance with Section 106, notice of any tender offer by the Company or any Subsidiary for all or any portion of the Common Stock on or after the time that such notice of tender offer is provided to the public generally.


SECTION 1407.              Company to Reserve Common Stock.

     The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of ____% Debentures, the full number of shares of Common Stock then issuable upon the conversion of all Outstanding ____% Debentures.


SECTION 1408.              Taxes on Conversions.

     Except as provided in the next sentence, the Company will pay any and all taxes and duties that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of ____% Debentures pursuant hereto. The Company shall not, however, be required to pay any tax or duty which may be payable in respect of (i) income of the holder or (ii) any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the % Debenture or ____% Debentures to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.


SECTION 1409.              Covenant as to Common Stock.

     The Company agrees that all shares of Common Stock which may be delivered upon conversion of ____% Debentures will be newly issued shares and, upon such delivery, will have been duly authorized and validly issued and will be fully paid and nonassessable and, except as provided in Section 1408, the Company will pay all taxes, liens and charges with respect to the issue thereof.

SECTION 1410.              Cancellation of Converted     % Debentures.

     All ____% Debentures delivered for conversion shall be delivered to the Trustee to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 309.


SECTION 1411.      Provision in Case of Consolidation, Merger or Sale of Assets.

     In case of any consolidation or merger of the Company with or into any other Person, any merger of another Person with or into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any conveyance, sale, transfer or lease of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each % Debenture then Outstanding shall have the right thereafter, during the period such % Debenture shall be convertible as specified in Section 1401, to convert such % Debenture only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease by a holder of the number of shares of Common Stock of the Company into which such % Debenture might have been converted immediately prior to such consolidation, merger, conveyance, sale, transfer or lease, assuming such holder of Common Stock of the Company (i) is not a Person with which the Company consolidated or merged with or into or which merged into or with the Company or to which such conveyance, sale, transfer or lease was made, as the case may be ("Constituent Person"), or an Affiliate of a Constituent Person and
(ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer, or lease is not the same for each share of Common Stock of the Company held immediately prior to such consolidation, merger, conveyance, sale, transfer or lease by others than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-electing Share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease by the holders of each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-electing Shares). Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section shall similarly apply to successive consolidations, mergers, conveyances, sales, transfers or leases. Notice of the execution of such a supplemental indenture shall be given by the Company, or the Company shall cause the Trustee to give such notice, to the Holder of each % Debenture as provided in Section 106 promptly upon such execution.

     Neither the Trustee, any Paying Agent nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or other securities or property or cash receivable by Holders of ____% Debentures upon the conversion of their ____% Debentures after any such consolidation, merger, conveyance, transfer, sale or lease or to any such adjustment, but may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, an Opinion of Counsel with respect thereto, which the Company shall cause to be furnished to the Trustee upon request.


SECTION 1412.              Responsibility of Trustee for Conversion Provisions.

     The Trustee, subject to the provisions of Article Six, and any Conversion Agent shall not at any time be under any duty or responsibility to any Holder of ____% Debentures to determine whether any facts exist which may require any adjustment of the Conversion Rate, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same, or whether a supplemental indenture need be entered into. Neither the Trustee, subject to the provisions of Article Six, nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind or amount) of any Common Stock, or of any other securities or property or cash, which may at any time be issued or delivered upon the conversion of any % Debenture; and it or they do not make any representation with respect thereto. Neither the Trustee, subject to the provisions of Article Six, nor any Conversion Agent shall be responsible for any failure of the Company to make or calculate any cash payment or to issue, transfer or deliver any shares of Common Stock or share certificates or other securities or property or cash upon the surrender of any % Debenture for the purpose of conversion; and the Trustee, subject to the provisions of Article Six, and any Conversion Agent shall not be responsible for any failure of the Company to comply with any of the covenants of the Company contained in this Article.

     6. Repurchase of % Debentures. The Indenture is hereby supplemented and modified by inserting the following Article Fifteen therein.


                                 ARTICLE FIFTEEN

                    REPURCHASE OF ____% DEBENTURES AT THE OPTION OF THE
                         HOLDER UPON A CHANGE OF CONTROL

SECTION 1501.              Right to Require Repurchase.

     In the event that a Change of Control (as hereinafter defined) shall occur, then each Holder shall have the right, at the Holder's option, but subject to the provisions of Section 1502, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, all of such Holder's ____% Debentures, or any portion of the principal amount thereof that is equal to $1,000 or any integral multiple of $1,000 in excess thereof, on the date (the "Repurchase Date") that is 45 days after the date of the Company Notice (as defined in Section 1503) at a purchase price equal to 100% of the principal amount of the ____% Debentures to be repurchased plus interest accrued to the Repurchase Date (the "Repurchase Price"); provided, however, that installments of interest on ____% Debentures whose Stated

Maturity is on or prior to the Repurchase Date shall be payable to the Holders of such ____% Debentures, or one or more Predecessor ____% Debentures, registered as such at the close of business on the relevant Record Date according to their terms and the provisions of Section 307. Such right to require the repurchase of the ____% Debentures shall not continue after a discharge of the Company from its obligations with respect to the ____% Debentures in accordance with Article Four, unless a Change of Control shall have occurred prior to such discharge. At the option of the Company, the Repurchase Price may be paid (i) subject to the provisions of Section 1502(B) in cash, or (ii) subject to the fulfillment by the Company of the conditions set forth in Section 1502(A), by delivery of shares of Common Stock having a fair market value equal to the Repurchase Price; provided, however, that failure of the Company to pay the Repurchase Price on the Repurchase Date either in cash or by delivery of shares of Common Stock shall constitute an Event of Default for purposes of Section 501(1) hereof notwithstanding the Company's inability to comply with the provisions of or satisfy any conditions set forth in Section 1502. Whenever in this Indenture (including Sections 202, 301, 501(1) and 508) there is a reference, in any context, to the principal of any Security
(including, any % Debenture) as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Indenture shall not be construed as excluding the Repurchase Price in those provisions of this Indenture when such express mention is not made; provided, however, that for the purposes of Article Thirteen such reference shall be deemed to include reference to the Repurchase Price only to the extent the Repurchase Price is payable in cash.


SECTION 1502. Conditions to the Company's Election to Pay the Repurchase Price in Common Stock or Cash.

     (A) The Company may elect to pay the Repurchase Price by delivery of shares of Common Stock pursuant to Section 1501 if and only if the following conditions shall have been satisfied:

     (i) The shares of Common Stock deliverable in payment of the Repurchase Price shall have a fair market value as of the Repurchase Date of not less than the Repurchase Price. For purposes of this Section, the fair market value of shares of Common Stock shall be determined by the Company and shall be equal to 95% of the average of the Closing Prices Per Share for the five consecutive Trading Days ending on and including the third Trading Day immediately preceding the Repurchase Date;

     (ii) The shares of Common Stock deliverable in payment of the Repurchase Price are, or shall have been, approved for quotation on the Nasdaq National Market or are, or shall have been, listed on a national securities exchange, in either case, prior to the Repurchase Date; and

     (iii) All shares of Common Stock deliverable in payment of the Repurchase Price shall be issued out of the Company's authorized but unissued Common Stock and, will upon issue, be duly and validly issued and fully paid and nonassessable and free of any preemptive rights.

     If all of the conditions set forth in this Section 1502(A) are not satisfied in accordance with the terms thereof, the Repurchase Price shall be paid by the Company only in cash.

     (B) The Company may elect to pay the Repurchase Price in cash if and only if on or prior to the Repurchase Date there shall not remain any amounts outstanding under or with respect to the Senior Indebtedness of the Company.


SECTION 1503.              Notices; Method of Exercising Repurchase Right, Etc.

     (a) Unless the Company shall have theretofore called for redemption all of the Outstanding ____% Debentures or unless all of the Outstanding ____% Debentures shall have theretofore been converted in accordance with Article Thirteen, on or before the 30th day after the occurrence of a Change of Control, the Company or, at the request and expense of the Company on or before the 15th day after such occurrence, the Trustee, shall give to all Holders, in the manner provided in Section 106, notice (the "Company Notice") of the occurrence of the Change of Control and of the repurchase right set forth herein arising as a result thereof. The Company shall also deliver a copy of such notice of a repurchase right to the Trustee.

         Each notice of a repurchase right shall state:

     (1) the Repurchase Date,

     (2) the date by which the repurchase right must be exercised,

     (3) the Repurchase Price, and whether the Repurchase Price shall be paid by the Company in cash or by delivery of shares of Common Stock,

     (4) a description of the procedure which a Holder must follow to exercise a repurchase right, and the place or places where such ____% Debentures are to be surrendered for payment of the Repurchase Price and accrued interest, if any,

     (5) that on the Repurchase Date the Repurchase Price, including accrued interest, if any, will become due and payable upon each such % Debenture designated by the Holder to be repurchased, and that interest thereon shall cease to accrue on and after said date,

     (6) the Conversion Rate then in effect, the date on which the right to convert the principal amount of the ____% Debentures to be repurchased will terminate and the place or places where such ____% Debentures may be surrendered for conversion, and

     (7) the place or places that the form of certificate required by Section 201 shall be delivered, and the form of such certificate.

     No failure of the Company to give the foregoing notices or defect therein shall limit any Holder's right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of ____% Debentures.

     If any of the foregoing provisions or other provisions of this Article are inconsistent with applicable law, such law shall govern.

     (b) To exercise a repurchase right, a Holder shall deliver to the Trustee or any Paying Agent on or before the 30th day after the date of the Company Notice (i) written notice of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the ____% Debentures to be repurchased (and, if any % Debenture is to be repurchased in part, the portion of the principal amount thereof to be repurchased and the name of the Person in which the portion thereof to remain Outstanding after such repurchase is to be registered) and a statement that an election to exercise the repurchase right is being made thereby, and, in the event that the Repurchase Price shall be paid in shares of Common Stock, the name or names (with addresses) in which the certificate or certificates for shares of Common Stock shall be issued, and (ii) the ____% Debentures with respect to which the repurchase right is being exercised. Such written notice shall be irrevocable, except that the right of the Holder to convert the ____% Debentures with respect to which the repurchase right is being exercised shall continue until the close of business on the Repurchase Date.

     (c) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid to the Trustee or the Paying Agent the Repurchase Price in cash or shares of Common Stock, as provided above, for payment to the Holder on the Repurchase Date or, if shares of Common Stock are to be paid, as promptly after the Repurchase Date as practicable, together with accrued and unpaid interest to the Repurchase Date payable with respect to the ____% Debentures as to which the purchase right has been exercised; provided, however, that installments of interest that mature on or prior to the Repurchase Date shall be payable in cash to the Holders of such ____% Debentures, or one or more Predecessor ____% Debentures, registered as such at the close of business on the relevant Regular Record Date according to the terms and provisions of Section 307.

     (d) If any % Debenture (or portion thereof) surrendered for repurchase shall not be so paid on the Repurchase Date by the Company, the principal amount of such % Debenture (or portion thereof, as the case may be) shall, until paid, bear interest to the extent permitted by applicable law from the Repurchase Date at the rate of ____% per annum, and each % Debenture shall remain convertible into Common Stock until the principal of such % Debenture (or portion thereof, as the case may be) shall have been paid or duly provided for.

     (e) Any % Debenture which is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such % Debenture without service charge, a new % Debenture or ____% Debentures, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the % Debenture so surrendered.

     (f) Any issuance of shares of Common Stock in respect of the Repurchase Price shall be deemed to have been effected immediately prior to the close of business on the Repurchase

Date and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such repurchase shall be deemed to have become on the Repurchase Date the holder or holders of record of the shares represented thereby; provided, however, that any surrender for repurchase on a date when the stock transfer books of the Company shall be closed shall constitute the Person or Persons in whose name or names the certificate or certificates for such shares are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open. No payment or adjustment shall be made for dividends or distributions on any Common Stock issued upon repurchase of any % Debenture declared prior to the Repurchase Date.

     (g) No  fractions  of  shares  shall be  issued  upon  repurchase  of ____%
Debentures. If more than one % Debenture shall be repurchased from the same Holder and the Repurchase Price shall be payable in shares of Common Stock, the number of full shares which shall be issuable upon such repurchase shall be computed on the basis of the aggregate principal amount of the ____% Debentures so repurchased. Instead of any fractional share of Common Stock which would otherwise be issuable on the repurchase of any % Debenture or ____% Debentures, the Company will deliver to the applicable Holder its check for the current market value of such fractional share. The current market value of a fraction of a share is determined by multiplying the current market price of a full share by the fraction, and rounding the result to the nearest cent. For purposes of this Section, the current market price of a share of Common Stock is the Closing Price Per Share of the Common Stock on the Trading Day immediately preceding the Repurchase Date.

     (h) Any issuance and delivery of certificates for shares of Common Stock on repurchase of ____% Debentures shall be made without charge to the Holder of ____% Debentures being repurchased for such certificates or for any tax or duty in respect of the issuance or delivery of such certificates or the securities represented thereby; provided, however, that the Company shall not be required to pay any tax or duty which may be payable in respect of (i) income of the Holder or (ii) any transfer involved in the issuance or delivery of certificates for shares of Common Stock in a name other than that of the Holder of the ____% Debentures being repurchased, and no such issuance or delivery shall be made unless and until the Person requesting such issuance or delivery has paid to the Company the amount of any such tax or duty or has established, to the satisfaction of the Company, that such tax or duty has been paid.

     (i) All ____% Debentures delivered for repurchase shall be delivered to the Trustee, the Paying Agent or any other agents (as shall be set forth in the Company Notice) to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 309.

SECTION 1504.              Certain Definitions.

     For purposes of this Article,

     (a) the term "beneficial owner" shall be determined in accordance with Rule 13d-3, as in effect on the date of the original execution of this Indenture, promulgated by the Commission pursuant to the Exchange Act;

     (b) a "Change of Control" shall be deemed to have occurred at the time, after the original issuance of the ____% Debentures, of:

         (i) the acquisition by any Person of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of transactions, of shares of capital stock of the Company entitling such person to exercise 50% or more of the total voting power of all shares of capital stock of the Company entitled to vote generally in the elections of directors (any shares of voting stock of which such person or group is the beneficial owner that are not then outstanding being deemed outstanding for purposes of calculating such percentage), other than any such acquisition by the Company, any Subsidiary of the Company or any employee benefit plan of the Company existing on the date of this Indenture; or

         (ii) any consolidation or merger of the Company with or into any other Person, any merger of another Person into the Company, or any conveyance, sale, transfer, or lease of all or substantially all of the assets (other than (a) any such transaction (x) which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock, and (y) pursuant to which the holders of 50% or more of the total voting power of all shares of capital stock of the Company entitled to vote generally in elections of directors immediately prior to such transaction have the entitlement to exercise, directly or indirectly, 50% or more of the total voting power of all shares of capital stock of the continuing or surviving corporation entitled to vote generally in elections of directors of the continuing or surviving corporation immediately after such transaction and (b) a merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock into solely shares of common stock);

provided, however, that a Change of Control shall not be deemed to have occurred if the Closing Price Per Share on any five Trading Days within the period of 10 consecutive Trading Days ending immediately after the later of the date of the Change of Control or the date of the public announcement of the Change of Control (in the case of a Change of Control under Clause (i) above) or the period of 10 consecutive Trading Days ending immediately prior to the date of the Change of Control (in the case of a Change of Control under Clause (ii) above) shall equal or exceed 105% of the Conversion Price in effect on each such Trading Day.

     (c) the term "Conversion Price" shall equal $1,000 divided by the Conversion Rate; and

     (d) for the purposes of Section 1504(b)(i), the term "Person" shall include any syndicate or group which would be deemed to be a "person" under Section 13(d)(3) of the Exchange Act, as in effect on the date of the original execution of this Indenture.


SECTION 1505.              Consolidation, Merger, Etc.

     In the case of any conveyance,  sale, transfer,  lease, or merger, to which
Section 1411 applies, in which the Common Stock of the Company is changed or exchanged as a result into the right to receive shares of stock and other securities or property or assets (including cash) which includes shares of Common Stock of the Company or common stock of another person that are, or upon issuance will be, traded on a United States national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States and such shares constitute at the time such change or exchange becomes effective in excess of 50% of the aggregate fair market value of such shares of stock and other securities, property and assets (including cash) (as determined by the Company, which determination shall be conclusive and binding), then the person formed by such consolidation or resulting from such merger or combination or which acquires the properties or assets (including cash) of the Company, as the case may be, shall execute and deliver to the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) modifying the provisions of this Indenture relating to the right of Holders to cause the Company to repurchase the ____% Debentures following a Change of Control, including, without limitation, the applicable provisions of this Article and the definitions of the Common Stock and Change of Control, as appropriate, and such other related definitions set forth herein as determined in good faith by the Company (which determination shall be conclusive and binding), to make such provisions apply to the common stock and the issuer thereof if different from the Company and Common Stock of the Company (in lieu of the Company and the Common Stock of the Company).

     7. Effect of Supplemental Indenture. This Supplemental Indenture supplements and modifies the Indenture only with respect to, and for purposes of establishing the characteristics, terms, rights, powers and other conditions of, the % Debentures; it does not supplement, modify or otherwise affect the Indenture with respect to any other Securities. Upon execution hereof, this Supplemental Indenture shall, upon execution, supplement and modify, and form a part of, the Indenture with respect to the % Debentures which shall, where applicable, be treated as a series of Securities for purposes of and under the Indenture, and the Indenture, as modified by this Supplemental Indenture, shall thereafter be read, taken and construed as one and the same instrument with respect to the % Debentures.

     8. Acceptance by Trustee. The Trustee accepts the modification of the Indenture effected by this Supplemental Indenture, but only upon the terms and conditions set forth in the Indenture.

     9. Trust Indenture Act. If and to the extent that any provision of this Supplemental Indenture limits, qualifies or conflicts with another provision included in this Supplemental Indenture or in the Indenture, which provision is required to be included in this Supplemental Indenture or the Indenture by any of the provisions of Section 310 to 317, inclusive, of the Trust Indenture Act of 1939, as amended, such required provision of the Trust Indenture Act of 1939, as amended, shall control.

     10. Governing Law. This Supplemental Indenture shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of such State.








                              --------------------


     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.




                                                     INACOM CORP.


                                                     By:______________________
[SEAL]                                                   Name:
                                                         Title:
Attest:





                                      NORWEST BANK MINNESOTA, NATIONAL
                                      ASSOCIATION, TRUSTEE


                                               By:_____________________
                                                   Name:
                                                   Title:

:

STATE OF       )
               )       ss.:
COUNTY OF      )


     On the _______ day of _________, 1997, before me personally came ___________________________, to me known, who, being by me duly sworn, did
depose           and           say           that            he/she           is
___________________________________________________  of INACOM CORP., one of the
corporations described in and which executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he/she signed his/her name thereto by like authority.




                                  Notary Public



STATE OF                            )
                                    )       ss.:
COUNTY OF                           )


     On the __________ day of _________, 1997, before me personally came ___________________________, to me known, who, being by me duly sworn, did depose and say that he/she is _______________________________________________ of
Norwest Bank Minnesota, National Association, one of the corporations described in and which executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he/she signed his/her name thereto by like authority.




                                  Notary Public

                                  INACOM CORP.

                                       TO

                                  NORWEST BANK
                         MINNESOTA, NATIONAL ASSOCIATION


                                     TRUSTEE




                                ----------------


                                    INDENTURE

                         Dated as of September 30, 1997


                                ----------------





                          SUBORDINATED DEBT SECURITIES

                 Certain Sections of this Indenture relating to
                         Sections 310 through 318 of the
                          Trust Indenture Act of 1939:

Trust Indenture                                                       Indenture
  Act Section                                                         Section

ss.310(a)(1)       .......................................................609
         (a)(2)    .......................................................609
         (a)(3)    .............................................. Not Applicable
         (a)(4)    .............................................. Not Applicable
         (b)       .......................................................608
                                                                          610
ss. 311(a)         .......................................................613
         (b)       .......................................................613
ss. 312(a)         .......................................................701
                                                                          702(a)
         (b)       .......................................................702(b)
         (c)       .......................................................702(c)
ss. 313(a)         .......................................................703(a)
         (b)       .......................................................703(a)
         (c)       .......................................................703(a)
         (d)       .......................................................703(b)
ss. 314(a)           .....................................................704
         (b)       ...............................................Not Applicable
         (c)(1)    .......................................................102
         (c)(2)    .......................................................102
         (c)(3)    ...............................................Not Applicable
         (d)       ...............................................Not Applicable
         (e)       .......................................................102
ss. 315(a)           .....................................................601
                   .......................................................603(a)
         (b)       .......................................................602
         (c)       .......................................................601
         (d)       .......................................................601
         (e)       .......................................................514
ss. 316(a)(1)(A)   .......................................................512
         (a)(1)(B) .......................................................513
         (a)(2)    ...............................................Not Applicable
         (b)       .......................................................508
         (c)       .......................................................104
ss. 317(a)(1)      .......................................................503
         (a)(2)    .......................................................504
         (b)       .......................................................1003
ss. 318(a)         .......................................................107
--------------
     Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                         Page

Parties...................................................................1
Recitals of the Company...................................................1




                                   ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

SECTION 101.      Definitions...........................................-1-
                  Act...................................................-2-
                  Affiliate.............................................-2-
                  Authenticating Agent..................................-2-
                  Board of Directors....................................-2-
                  Board Resolution......................................-2-
                  Business Day..........................................-2-
                  Code..................................................-2-
                  Commission............................................-2-
                  Company...............................................-2-
                  Company Request.......................................-2-
                  Corporate Trust Office................................-3-
                  corporation...........................................-3-
                  Defaulted Interest....................................-3-
                  Depositary............................................-3-
                  Dollar................................................-3-
                  Event of Default......................................-3-
                  Exchange Act..........................................-3-
                  Expiration Date.......................................-3-
                  Global Security.......................................-3-
                  Holder................................................-3-
                  Indebtedness..........................................-3-
                  Indenture.............................................-4-
                  Interest..............................................-4-
                  Interest Payment Date.................................-4-
                  Notice of Default.....................................-4-
                  Officers' Certificate.................................-4-
                  Opinion of Counsel....................................-4-
                  Original Issue Discount Security......................-4-
                  Outstanding...........................................-4-
                  Paying Agent..........................................-5-
                  Person................................................-5-

                                                                         Page

                  Place of Payment.......................................-5-
                  Predecessor Security...................................-5-
                  Record Date............................................-5-
                  Redemption Date........................................-5-
                  Redemption Price.......................................-5-
                  Registered Security....................................-5-
                  Regular Record Date....................................-6-
                  Responsible Officer....................................-6-
                  Securities.............................................-6-
                  Securities Act.........................................-6-
                  Security Register......................................-6-
                  Security Registrar.....................................-6-
                  Senior Debt Securities.................................-6-
                  Senior Indebtedness....................................-6-
                  Senior Indenture.......................................-6-
                  Special Record Date....................................-6-
                  Stated Maturity........................................-6-
                  Subsidiary.............................................-6-
                  Trustee  ..............................................-7-
                  Trust Indenture Act....................................-7-
                  United States..........................................-7-
                  U.S. Government Obligations............................-7-
                  Vice President.........................................-7-
                  Yield to Maturity......................................-7-
SECTION 102.      Compliance Certificates and Opinions...................-7-
SECTION 103.      Form of Documents Delivered to Trustee.................-8-
SECTION 104.      Acts of Holders; Record Dates..........................-8-
SECTION 105.      Notices, Etc., to Trustee and Company.................-10-
SECTION 106.      Notice to Holders; Waiver.............................-11-
SECTION 107.      Conflict with Trust Indenture Act.....................-11-
SECTION 108.      Effect of Headings and Table of Contents..............-11-
SECTION 109.      Successors and Assigns................................-11-
SECTION 110.      Separability Clause...................................-11-
SECTION 111.      Benefits of Indenture.................................-12-
SECTION 112.      Governing Law.........................................-12-
SECTION 113.      Legal Holidays........................................-12-
SECTION 114.      Incorporators, Stockholders, Officers and Directors of the
                     Company Exempt from Individual Liability...........-12-


                                   ARTICLE TWO

                                 Security Forms

SECTION 201.      Forms Generally.......................................-13-

                                                                        Page

SECTION 202.      Form of Trustee's Certificate of Authentication.......-13-
SECTION 203.      Securities in Global Form.............................-14-
SECTION 204.      CUSIP Numbers.........................................-15-

                                 ARTICLE THREE

                                 THE SECURITIES

SECTION 301.      Amount Unlimited; Issuable in Series..................-15-
SECTION 302.      Denominations.........................................-18-
SECTION 303.      Execution, Authentication, Delivery and Dating........-19-
SECTION 304.      Temporary Securities..................................-20-
SECTION 305.      Registration, Registration of Transfer and Exchange...-22-
SECTION 306.      Mutilated, Destroyed, Lost and Stolen Securities......-23-
SECTION 307.      Payment of Interest; Interest Rights Preserved........-24-
SECTION 308.      Persons Deemed Owners.................................-25-
SECTION 309.      Cancellation..........................................-25-
SECTION 310.      Computation of Interest...............................-26-

                                  ARTICLE FOUR

                           Satisfaction and Discharge

SECTION 401.      Satisfaction and Discharge of Indenture...............-26-
SECTION 402.      Application of Trust Money............................-27-
SECTION 403.      Discharge of Liability on Securities of Any Series....-28-
SECTION 404.      Reinstatement.........................................-28-

ARTICLE FIVE

                                    Remedies

SECTION 501.      Events of Default.....................................-29-
SECTION 502.      Acceleration of Maturity; Rescission and Annulment....-30-
SECTION 503.      Collection of Indebtedness and Suits for Enforcement
                  by Trustee............................................-31-
SECTION 504.      Trustee May File Proofs of Claim......................-32-
SECTION 505.      Trustee May Enforce Claims Without Possession of
                      Securities........................................-33-
SECTION 506.      Application of Money Collected........................-33-
SECTION 507.      Limitation on Suits...................................-33-
SECTION 508.      Unconditional Right of Holders to Receive Principal,
                  Premium and Interest..................................-34-
SECTION 509.      Restoration of Rights and Remedies....................-34-
SECTION 510.      Rights and Remedies Cumulative........................-35-
SECTION 511.      Delay or Omission Not Waiver..........................-35-
SECTION 512.      Control by Holders....................................-35-

                                                                        Page

SECTION 513.      Waiver of Past Defaults...............................-35-
SECTION 514.      Undertaking for Costs.................................-36-
SECTION 515.      Waiver of Stay or Extension Laws......................-36-


                                   ARTICLE SIX

                                   The Trustee

SECTION 601.      Certain Duties and Responsibilities...................-36-
SECTION 602.      Notice of Defaults....................................-38-
SECTION 603.      Certain Rights of Trustee.............................-38-
SECTION 604.      Not Responsible for Recitals or Issuance of Securities-39-
SECTION 605.      May Hold Securities...................................-39-
SECTION 606.      Money Held in Trust...................................-39-
SECTION 607.      Compensation and Reimbursement........................-39-
SECTION 608.      Disqualification; Conflicting Interests...............-40-
SECTION 609.      Corporate Trustee Required; Eligibility...............-40-
SECTION 610.      Resignation and Removal; Appointment of Successor.....-40-
SECTION 611.      Acceptance of Appointment by Successor................-42-
SECTION 612.      Merger, Conversion, Consolidation or Succession to
                  Business..............................................-43-
SECTION 613.      Preferential Collection of Claims Against Company.....-43-
SECTION 614.      Appointment of Authenticating Agent...................-44-


                                  ARTICLE SEVEN

                Holders' Lists and Reports by Trustee and Company

SECTION 701.      Company to Furnish Trustee Names and Addresses of
                  Holders................................................-45-
SECTION 702.      Preservation of Information; Communications to Holders.-46-
SECTION 703.      Reports by Trustee.....................................-46-
SECTION 704.      Reports by Company.....................................-46-

                                  ARTICLE EIGHT

              Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 801.      Company May Consolidate, Etc., Only on Certain Terms...-47-
SECTION 802.      Successor Substituted..................................-48-


                                  ARTICLE NINE

                                                                        Page


                             Supplemental Indentures

SECTION 901.    Supplemental Indentures Without Consent of Holders.......-48-
SECTION 902.    Supplemental Indentures with Consent of Holders..........-49-
SECTION 903.    Execution of Supplemental Indentures.....................-50-
SECTION 904.    Effect of Supplemental Indentures........................-50-
SECTION 905.    Conformity with Trust Indenture Act......................-50-
SECTION 906.    Reference in Securities to Supplemental Indentures.......-51-
SECTION 907.    Notice of Supplemental Indentures........................-51-

                                   ARTICLE TEN

                                    Covenants

 SECTION 1001.    Payment of Principal, Premium and Interest.............-51-
 SECTION 1002.    Maintenance of Office or Agency........................-51-
 SECTION 1003.    Money for Security Payments to Be Held in Trust........-52-
 SECTION 1004.    Statement by Officers as to Default....................-53-
 SECTION 1005.    Existence..............................................-53-
 SECTION 1006.    Maintenance of Properties..............................-53-
 SECTION 1007.    Payment of Taxes and Other Claims......................-54-
 SECTION 1008.    Book-Entry System......................................-54-
 SECTION 1009.    Waiver of Certain Covenants............................-54-


                                 ARTICLE ELEVEN

                            Redemption of Securities

SECTION 1101.     Applicability of Article...............................-54-
SECTION 1102.     Election to Redeem; Notice to Trustee..................-55-
SECTION 1103.     Selection by Trustee of Securities to be Redeemed......-55-
SECTION 1104.     Notice of Redemption...................................-55-
SECTION 1105.     Deposit of Redemption Price............................-56-
SECTION 1106.     Securities Payable on Redemption Date..................-56-
SECTION 1107.     Securities Redeemed in Part............................-56-

                                 ARTICLE TWELVE

                                 SINKING FUNDS
SECTION 1201.     Applicability of Article...............................-57-
SECTION 1202.     Satisfaction of Sinking Fund Payments with Securities..-57-
SECTION 1203.     Redemption of Securities for Sinking Fund..............-57-

                                ARTICLE THIRTEEN

                                                                           Page


SUBORDINATION OF SECURITIES
 SECTION 1301.  Securities Subordinate to Senior Indebtedness............-58-
 SECTION 1302.  Circumstances Requiring Prior Payment of Senior
                Indebtedness.............................................-58-
 SECTION 1303.  Subrogation to Rights of Holders of Senior Indebtedness..-59-
 SECTION 1304.  Provisions Solely to Define Relative Rights..............-60-
 SECTION 1305.  Trustee to Effectuate Subordination......................-60-
 SECTION 1306.  No Waiver of Subordination Provisions....................-60-
 SECTION 1307.  Notice to Trustee........................................-61-
 SECTION 1308.  Reliance on Certificate of Liquidating Agent.............-61-
 SECTION 1309.  Trustee Not Fiduciary for Holders of Senior Indebtedness.-61-
 SECTION 1310.  Rights of Trustee as Holder of Senior Indebtedness.......-62-
 SECTION 1311.  Article Applicable to Paying Agent.......................-62-

                                ARTICLE FOURTEEN

                       MEETINGS OF HOLDERS OF SECURITIES
SECTION 1401.   Purposes for Which Meetings May Be Called................-62-
SECTION 1402.   Call, Notice and Place of Meetings.......................-62-
SECTION 1403.   Persons Entitled to Vote at Meetings.....................-63-
SECTION 1404.   Quorum; Action...........................................-63-
SECTION 1405.   Determination of Voting Rights; Conduct and Adjournment
                of Meetings..............................................-64-
SECTION 1406.   Counting Votes and Recording Action of Meetings..........-64-

     INDENTURE, dated as of September 30, 1997, between InaCom Corp., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 10810 Farnam Drive, Omaha, Nebraska 68154, and Norwest Bank Minnesota, National Association, a national banking association, as Trustee having its principal place of business at 6th & Marquette, Minneapolis, Minnesota 55479 (Attention: Corporate Trust Securities) (herein called the "Trustee").


                             RECITALS OF THE COMPANY

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as provided in this Indenture.

     All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                   ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

SECTION 101.               Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

                  (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     "Act",  when used with respect to any Holder,  has the meaning specified in
Section 104.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities.

     "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

     "Board Resolution" means a resolution duly adopted by the Board of Directors, a copy of which, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, shall have been delivered to the Trustee.

     "Business Day" means, with respect to any Place of Payment or any other place, as the case may be, each Monday, Tuesday, Wednesday, Thursday and Friday, other than any such day on which banking institutions in The City of New York, New York or in such particular place are authorized or obligated by law or executive order to close.

     "Code" has the meaning specified in Section 201.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its

President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

     "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office on the date hereof is located at Minneapolis, Minnesota.

     "corporation"  means  a  corporation,   association,  company,  joint-stock
company or business trust.

     "Defaulted Interest" has the meaning specified in Section 307.

     "Depositary" means, with respect to any Global Securities, a clearing agency that is registered as such under the Exchange Act and is designated by the Company to act as Depositary for such Global Securities (or any successor securities clearing agency so registered).

     "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

     "Event of Default" has the meaning specified in Section 501.

     "Exchange Act" means the United States Securities Exchange Act of 1934 (or any successor statute), as amended from time to time.

     "Expiration Date" has the meaning specified in Section 104.

     "Global Security" means a Security that is registered in the Security Register in the name of a Depositary or a nominee thereof.

     "Holder" means a Person in whose name a Security is registered in the Security Register.

     "Indebtedness", as applied to any Person, means the principal of, and premiums, if any, and interest on (a) all indebtedness of such Person for borrowed money (including all indebtedness evidenced by notes, bonds, debentures or other securities sold by such Person for money), (b) all indebtedness incurred by such Person in the acquisition (whether by way of purchase, merger, consolidation or otherwise and whether by such Person or another Person) of any business, real property, or other assets (except assets acquired in the ordinary course of the conduct of the acquirer's usual business), (c) guarantees by such Person of indebtedness described in clause (a) or (b) of any other Person, (d) all renewals, extensions, refundings, deferrals, restructurings, amendments and modifications of any such indebtedness, obligation or guarantee (e) all reimbursement obligations of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (f) all capital lease obligations of such Person, and (g) all net obligations of such Person under interest rate swap or similar agreements of such person.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

     "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

     "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

     "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Notice of Default" means a written notice of the kind specified in Section 501(4) or 501(5).

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be reasonably acceptable to the Trustee.

     "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

     "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                         (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                         (ii) Securities for payment or redemption of which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                         (iii)  Securities  which  have  been paid  pursuant  to
         Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

     "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

     "Person" means any  individual,  corporation,  limited  liability  company,
partnership,   joint  venture,  joint  stock  company,   trust,   unincorporated
organization or government or any agency or political subdivision thereof.

     "Place of Payment" means any city in which a Paying Agent is located.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Record Date" means any Regular Record Date or Special Record Date.

     "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Registered Security" means any Security in the form established pursuant to Section 201 which is registered in the Security Register.

     "Regular Record Date" for the interest payable on any Interest Payment Date means with respect to any series of Securities, the date specified for that purpose as contemplated by Section 301 (whether or not a Business Day).

     "Responsible Officer", when used with respect to the Trustee, means any officer within the Corporate Trust Office including any Vice President, Assistant Vice President, Secretary, Assistant Secretary, Managing Director or any other officer of the Trustee customarily performing functions similar to those performed by the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of his knowledge and familiarity with the particular subject.

     "Securities" has the meaning ascribed to it in the first paragraph under the caption "Recitals of the Company".

     "Securities Act" means the United States Securities Act of 1933 (or any successor statute), as amended from time to time.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

     "Senior Debt Securities" means the Senior Debt Securities issuable by the Company under and pursuant to the Senior Indenture.

     "Senior Indebtedness" means Indebtedness of the Company outstanding at any time except Indebtedness that by its terms is subordinate in right of payment to the Securities or Indebtedness that is not otherwise senior in right of payment to the Securities, provided that the term "Senior Indebtedness" shall not include Indebtedness of the Company to any Subsidiary for money borrowed or advanced from such Subsidiary.

     "Senior Indenture" means the Indenture dated as of the date hereof relating to the issuance of Senior Debt Securities as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental thereto entered into pursuant to the applicable provisions thereof, including for all purposes of said indenture and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern said indenture and any such supplement indenture, respectively.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

     "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

     "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

     "United States" means the United States of America (including the States and the District of Columbia) and its "possessions", which include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

     "U.S. Government Obligations" has the meaning specified in Section 401.

     "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

     "Yield to Maturity", when used with respect to any Original Issue Discount Security, means the yield to maturity, if any, set forth on the face thereof.

SECTION 102.               Compliance Certificates and Opinions.

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every  certificate  (including  certificates  provided  pursuant to Section
1004) or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include, without limitation:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.               Form of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such certificate or opinion is based are erroneous.

     Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.               Acts of Holders; Record Dates.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The ownership of Securities shall be proved by the Security Register.

     (d) The Company may set any day as a record date for the purpose of determining the Holders entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders, provided that the Company may not set a record date for, and the provisions of this Section 104(d) shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in Section 104(e). If any record date is set pursuant to this Section 104(d), the Holders on such record date, and only such Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Securities on such record date. Nothing in this Section 104(d) shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this Section 104(d) (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this Section 104(d) shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Securities on the date such action is taken. Promptly after any record date is set pursuant to this Section 104(d), the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder in the manner set forth in Section 106.

     (e) The Trustee may set any day as a record date for the purpose of determining the Holders entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2), or (iv) any direction referred to in Section 512. If any record date is set pursuant to this Section 104(e), the Holders on such record date, and only such Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Securities on such record date. Nothing in this Section 104(e) shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this Section 104(e) (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this Section 104(e) shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Securities on the date such action is taken. Promptly after any record date is set pursuant to this Section 104(e), the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities in the manner set forth in Section 106.

     (f) With respect to any record date set pursuant to Sections 104(d) or 104(e), the party hereto which sets such record date may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to Section 104(d) or 104(e), the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this
Section 104(f). Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

     (g) Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

     (h) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 105.               Notices, Etc., to Trustee and Company.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
         Attention: Corporate Market Services, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, and sent by facsimile to the Company to the attention of the Treasurer at the address of the Company's principal office specified in the first paragraph of this instrument and to facsimile number (402) 392-3602, or at any other address or to any other facsimile number as the case may be, previously furnished in writing to the Trustee by the Company.

SECTION 106.               Notice to Holders; Waiver.

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.               Conflict with Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

SECTION 108.               Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.               Successors and Assigns.

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110.               Separability Clause.

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.               Benefits of Indenture.

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities and the holders of any Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.               Governing Law.

     THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 113.               Legal Holidays.

     In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at a Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, so long as payment is made on such succeeding Business Day.

SECTION 114. Incorporators, Stockholders, Officers and Directors of the Company Exempt from Individual Liability.

     No recourse under or upon any obligation, covenant or agreement in this Indenture or any indenture supplemental hereto or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor Person, either directly or through the Company or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or of any successor Person, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities.

                                   ARTICLE TWO

                                 Security Forms

SECTION 201.               Forms Generally.

     The Registered Securities, if any, of each series shall be in substantially such form or forms (including temporary or permanent global form) as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"), or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If temporary Securities of any series are issued in global form as permitted by Section 304, the form thereof shall be established as provided in the preceding sentence. A copy of the Board Resolution establishing the form or forms of Securities of any series (or any such temporary Global Security) shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities (or any such temporary Global Security).

     Any definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any automated quotation system or securities exchange on which the Securities may be quoted or listed, as the case may be, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 202.               Form of Trustee's Certificate of Authentication.

     The Trustee's certificate of authentication shall be in substantially the following form:

     "This  is  one  of  the  Securities  referred  to in  the  within-mentioned
Indenture.


                                                      ,
                                             as Trustee


                                         By ____________________
                                            Authorized Signatory"

SECTION 203.               Securities in Global Form.

     (a) A supplemental indenture to the Indenture or a Board Resolution (and, to the extent not set forth in the Board Resolution, an Officer's Certificate detailing the adoption of terms pursuant to the Board Resolution) shall establish whether the Securities of a series shall be issued in whole or in part in the form of one or more Global Securities and the Depositary for such Global Security or securities.

     (b) Notwithstanding any provisions to the contrary contained in Section 305 of the Indenture and in addition thereto, any Global Security shall be exchangeable pursuant to Section 305 of the Indenture for securities registered in the names of Holders other than the Depositary for such Security or its nominee only if (i) such Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or if at any time such Depositary ceases to be a clearing agency registered under the Exchange Act, and, in either case, the Company fails to appoint a successor Depositary within 90 days of such event, (ii) the Company executes and delivers to the Trustee an Officer's Certificate to the effect that such Global Security shall be so exchangeable or (iii) an event shall have happened and be continuing which is or after notice or lapse of time or both, would be, an Event of Default with respect to the Securities represented by such Global Security. Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for Securities registered in such names as the Depositary shall direct in writing in an aggregate principal amount equal to the principal amount of the Global Security with like tenor and terms.

     Except as provided in this Section, a Global Security may not be transferred except as a whole by the Depositary with respect to such Global Security to a nominee of such Depositary, by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such a successor Depositary.

     (c)  Any  Global  Security   issued   hereunder  shall  bear  a  legend  in
substantially the following form:

     "THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A
NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY."

     (d) The Depositary, as a Holder, may appoint agents and otherwise authorize Persons that have accounts with the Depositary to give or take any request, demand, authorization, direction, notice, consent, waiver or other action which a Holder is entitled to give or take under the Indenture.

     (e) Notwithstanding the other provisions of this Indenture, unless otherwise specified as contemplated by Section 301, payment of the principal of and interest on any Global Security shall be made to the person specified therein.

     (f) Except as provided in Subsection (e) above, the Company, the Trustee and any Agent shall treat a person as the Holder of such principal amount of outstanding Securities of such series represented by a Global Security as shall be specified in a written statement of the Depositary with respect to such Global Security, for purposes of obtaining any consents, declarations or directions required to be given by the Holders pursuant to this Indenture.

SECTION 204.               CUSIP Numbers.

     The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other elements of identification printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.


                                  ARTICLE THREE

                                 THE SECURITIES

SECTION 301.               Amount Unlimited; Issuable in Series.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officer's Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

                           (1) the title of the  Securities of the series (which
         shall   distinguish  the  Securities  of  the  series  from  all  other
         Securities);

                           (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107);

                           (3) whether Securities of the series are to be issuable as Registered Securities, whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form and, if so, whether beneficial owners of interests in any such permanent Global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 305, and the Depositary for any Global Security or Securities;

                           (4) the manner in which, or the extent to which, or any interest payable on a temporary Global Security on any Interest Payment Date will be paid if other than in the manner provided in
         Section 304;

                           (5) the date or dates on which the principal (and premium, if any) of the Securities of the series is payable or the method of determination thereof, including, without limitation, the maturity date or dates;

                           (6) the rate or rates (which may be fixed or variable or based upon such indices as the Company may elect), or the method of determination thereof, at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and, if other than as set forth in Section 101, the Regular Record Date for the interest payable on any Registered Securities on any Interest Payment Date;

                           (7) the place or places where, subject to the provisions of Section 1002, the principal of (and premium, if any) and interest, if any, on the Securities of the series shall be payable;

                           (8) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, if the Company is to have that option;

                           (9) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which, Securities of the series shall be redeemed or purchased in whole or in part pursuant to such obligation;

                           (10)  the   denomination   in  which  any  Registered
         Securities   of  that  series   shall  be   issuable,   if  other  than
         denominations of $1,000 and any integral multiple thereof;

                           (11) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

                           (12) any additional means of satisfaction and discharge of this Indenture with respect to Securities of the series pursuant to Section 401, any additional conditions to discharge pursuant to Section 401 or 403 and the application, if any, of Section 403;

                           (13) any deletions or modifications of or additions to the Events of Default set forth in Section 501 or covenants of the Company set forth in Article Ten pertaining to the Securities of the series;

                           (14) the terms for conversion or exchange, if any;

                           (15) whether the Securities will be secured or unsecured and, if secured, the nature and terms of the security;

                           (16) if other than Dollars, the currency, currencies or currency unit or units in which such Securities will be denominated and in which the principal of, and premium and interest, if any, thereon will be payable;

                           (17) whether, and the terms and conditions on which, the Company or a Holder may elect that, or the other circumstances under which, payment of principal of, or premium or interest, if any, is to be made in a currency or currencies or currency unit or units other than that in which such Securities are denominated;

                           (18) if the payments of principal of or interest on the Securities of a series are to be made in a foreign currency other than the currency in which such Securities are denominated, the manner in which the exchange rate with respect to such payments shall be determined;

                           (19) if the amount of payments of principal of or interest on the Securities of a series may be determined with reference to an index based on a currency or currencies other than that in which the Securities are denominated or designated to be payable or determined by reference to a commodity, commodity index, stock exchange index or financial index, the manner in which such amounts shall be determined;

                           (20) with respect to (16),  (17), (18) and (19) above
         if the referenced currency or currencies or units are other than U.S. dollars then prior to issuance of any such Securities, the Company shall obtain the written consent of the Trustee, which consent of the Trustee may be withheld in the sole discretion of the Trustee, to the currency, currencies or currency units so established;

                           (21) provisions, if any, granting special rights to the holders of Securities of a series upon the occurrence of such events as may be specified and the provisions, if any, relating to the subordination of the Securities of such series to other obligations of the Company;

                           (22) any provision for the conversion or exchange of Securities of a series, either at the option of the Holder thereof or the Company, into or for another security or securities of the Company, the security or securities into or for which, the period or periods within which, the price or prices, including any adjustments thereto, at which and the other terms and conditions upon which any Securities of such series shall be converted or exchanged, in whole or in part;

                           (23) if the Securities of a series are to be issued upon the exercise of warrants, the time, manner and place for such Securities to be authenticated and delivered;

                           (24) the provisions, if any, relating to any security provided for the Securities of any series;

                           (25) any addition to or change in the Events of Default which applies to any Securities of a series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to
         Section 502;

                           (26) any addition to or change in the covenants set forth in Article Ten which applies to Securities of such series;

                           (27) any depositaries, interest rate calculation agents, exchange rate agents or other agents with respect to Securities of such series if other than those appointed herein; and

                           (28) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

     All Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Thirteen.

     All Securities of any one series shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officer's Certificate referred to above or in any such indenture supplemental hereto.

     At the option of the Company, interest on the Securities of any series that bears interest may be paid by mailing a check to the address of any Holder as such address shall appear in the Securities Register.

     If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action together with such Board Resolution shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officer's Certificate setting forth the terms of the series.

SECTION 302.               Denominations.

     The Securities of each series shall be issuable in such denominations as shall be specified and/or contemplated by Section 301. In the absence of any such provisions with respect to the Securities of any series, the Registered Securities of such series denominated in Dollars shall be issuable in denominations of $1,000 and any integral multiple thereof. Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, any Securities of a series denominated in a currency other than Dollars shall be issuable in denominations that are the equivalent, as determined by the Company by reference to the noon buying rate in The City of New York for cable transfers for such currency, as such rate is reported or otherwise made available by the Federal Reserve Bank of New York, on the applicable issue date for such Securities, of $1,000 and any integral multiple thereof.

SECTION 303.               Execution, Authentication, Delivery and Dating.

     The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President, its Treasurer or one of its Vice Presidents, under its corporate seal reproduced thereon or affixed thereto attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver to the Trustee for authentication Securities of any series executed by the Company, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise. If provided for in such procedures, such Company Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Company or its duly authorized agent or agents, which oral instructions shall be confirmed promptly in writing.

     If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

     (a) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in accordance with the provisions of this Indenture;

     (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in accordance with the provisions of this Indenture; and

     (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, except as such enforcement is subject to the effect of

(i) bankruptcy, insolvency, reorganization or other law relating to or affecting creditors' rights and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

     If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

     Each Registered Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security, a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 103 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

SECTION 304.               Temporary Securities.

     Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

     Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions of the following paragraphs), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

     Any temporary Global Security and any permanent Global Security shall, unless otherwise provided therein, be delivered to the Depositary for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

     Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary Global Security of a series (the "Exchange Date"), the Company shall deliver to the Trustee definitive Securities of that series in aggregate principal amount equal to the principal amount of such temporary Global Security, executed by the Company. On or after the Exchange Date such temporary Global Security shall be surrendered by the Depositary to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities of that series without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary Global Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such temporary Global Security to be exchanged. The definitive Securities to be delivered in exchange for any such temporary Global Security shall be in registered form or permanent global registered form, or any combination thereof, as specified and/or contemplated by Section 301, and if any combination thereof is so specified, as requested by the beneficial owner thereof.

     Unless otherwise specified in the temporary Global Security, the interest of a beneficial owner of Securities of a series in a temporary Global Security shall be exchanged on the Exchange Date for definitive Securities (and where the form of the definitive Securities is not specified by the Holder, for an interest in a permanent Global Security) of the same series and of like tenor and after the Exchange Date, the interest of a beneficial owner of Securities of a series in a temporary Global Security shall be exchanged for definitive Securities (and where the form of the definitive Securities is not specified by the Holder, for an interest in a permanent Global Security) of the same series and of like tenor. Unless otherwise specified in such temporary Global Security, any exchange shall be made free of charge to the beneficial owners of such temporary Global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of the Depositary.

     Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified and/or contemplated by Section 301, interest payable on a temporary Global Security on an Interest Payment Date for Securities of such series shall be payable to the Depositary on such Interest Payment Date, for credit without further interest on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary Global Security on such Interest Payment Date. Any interest so received by the Depositary and not paid as herein provided shall be returned to the Trustee immediately prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Company in accordance with Section 1003.

SECTION 305.               Registration, Registration of Transfer and Exchange.

     The Company shall cause to be kept for each series of Securities at one of the offices or agencies maintained pursuant to Section 1002 a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment herein referred to collectively as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Registered Securities of such series. The Trustee is hereby initially appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

     Upon surrender for registration of transfer of any Registered Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series and of like tenor, of any authorized denominations and of a like aggregate principal amount.

     At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series and of like tenor, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     Notwithstanding the foregoing, except as otherwise specified and/or contemplated by Sections 203 or 301, any permanent Global Security shall be exchangeable only as provided in this paragraph. If the beneficial owners of interests in a permanent Global Security are entitled to exchange such interest for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified and/or contemplated by Sections 203 or 301, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities of that series in an aggregate principal amount equal to the principal amount of such permanent Global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such permanent Global Security shall be surrendered from time to time in accordance with instructions given to the Trustee (which instructions shall be in writing but need not comply with Section 103 or be accompanied by an Opinion of Counsel) by the Depositary or such other depositary as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or in part, for definitive Securities of the same series without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such permanent Global Security, a like aggregate principal amount of other definitive Securities of the same series of authorized denominations and of like tenor as the portion of such permanent Global Security to be exchanged, which Securities shall be in the form of Registered Securities; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of that series is to be redeemed and ending on the relevant Redemption Date. Promptly following any such exchange in part, such permanent Global Security shall be returned by the Trustee to the Depositary or such other depositary referred to above in accordance with the instructions of the Company referred to above. If a Registered Security is issued in exchange for any portion of a permanent Global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent Global Security is payable in accordance with the provisions of this Indenture.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchange pursuant to Section 304, 906 or 1107 not involving any transfer.

     The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of such series selected for redemption and ending at the close of business on the day of the mailing of the relevant notice of redemption or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

SECTION 306.        Mutilated, Destroyed, Lost and Stolen Securities.

     If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fee and expenses of the Trustee) connected therewith.

     Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307.               Payment of Interest; Interest Rights Preserved.

     Interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. Unless otherwise provided with respect to the Securities of any series, payment of interest may be made at the option of the Company, in the case of Registered Securities, by check mailed or delivered to the address of any Person entitled thereto as such address shall appear in the Security Register.

     Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

     (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this Clause (1). Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

     (2) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause (2), such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture, upon registration of transfer of, in exchange for or in lieu of, any other Security, shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308.               Persons Deemed Owners.

     Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 305 and 307) interest on such Registered Security and for all other purposes whatsoever, whether or not such Security is overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309.               Cancellation.

     All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Registered Securities so delivered shall be promptly canceled by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order.

     Any temporary Global Security shall be disposed of if the entire aggregate principal amount of the Securities represented thereby has been exchanged. Permanent Global Securities shall not be disposed of until exchanged in full for definitive Securities or until payment thereon is made in full.

SECTION 310.               Computation of Interest.

     Except as otherwise specified and/or contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360 day year of twelve 30-day months.


                                  ARTICLE FOUR

                           Satisfaction and Discharge

SECTION 401.               Satisfaction and Discharge of Indenture.

     This Indenture shall upon Company Request cease to be of further effect with respect to Securities of a series, and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to Securities of such series, when

     (1) either

                           (A)  all   Securities   of  such  series   previously
authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in
Section 306 and (ii) Securities for whose payment money has previously been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section
1003) have been delivered to the Trustee for cancellation; or

                           (B) with  respect to all  Outstanding  Securities  of
such series not previously delivered to the Trustee for cancellation, the Company has deposited or caused to be deposited with the Trustee as trust funds, under the terms of an irrevocable trust agreement in form and substance reasonably satisfactory to the Trustee, for that purpose money or U.S. Government Obligations maturing as to principal and interest in such amounts and at such times as will, together with the income to accrue thereon, without consideration of any reinvestment thereof, be sufficient in the opinion of a nationally recognized firm of independent public accountants, to pay and discharge the entire indebtedness on all Outstanding Securities of such series not previously delivered to the Trustee for cancellation for principal (and premium, if any) and interest to the Stated Maturity or any Redemption Date contemplated by the penultimate paragraph of this Section, as the case may be; or

                           (C) the Company  has  properly  fulfilled  such other
means of satisfaction and discharge as is specified, as contemplated by Section 301, to be applicable to the Securities of such series;

     (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to the Outstanding Securities of such series;

     (3) the Company has complied with any other conditions specified pursuant to Section 301 to be applicable to the discharge of Securities of such series pursuant to this Section; and

     (4) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Outstanding Securities of such series have been complied with.

     For the purposes of this Indenture, "U.S. Government Obligations" means direct non-callable obligations of, or non-callable obligations the payment of principal of and interest on which is guaranteed by, the United States of America, or to the payment of which obligations or guarantees the full faith and credit of the United States of America is pledged, or beneficial interests in a trust the corpus of which consists exclusively of money or such obligations or a combination thereof.

     If any Outstanding Securities of such series are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory sinking fund requirement, the trust agreement shall provide therefor and the Company shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

     Notwithstanding the satisfaction and discharge of this Indenture with respect to the Outstanding Securities of such series pursuant to this Section, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, except for a discharge pursuant to subclause (A) of clause (1) of this Section, the obligations of the Company under Sections 305, 306, 404, 1001 and 1002 and the obligations of the Trustee under Section 402 and the last paragraph of Section 1003, shall survive.

SECTION 402.               Application of Trust Money.

     Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent
(including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

SECTION 403.               Discharge of Liability on Securities of Any Series.

     If this Section is specified, as contemplated by Section 301, to be applicable to Securities of any series, the Company shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Securities of such series, the obligation of the Company under this Indenture and the Securities of such series, to pay the principal of (and premium, if any) and interest on Securities of such series, shall cease, terminate and be completely discharged and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging such satisfaction and discharge, when

     (1) the Company has complied with the provisions of Section 401 of this Indenture (other than any additional conditions specified pursuant to Sections 301 and 401(3)) with respect to all Outstanding Securities of such series;

     (2) the Company has delivered to the Trustee a Company Request requesting such satisfaction and discharge;

     (3) the Company has complied with any other conditions specified pursuant to Section 301 to be applicable to the discharge of Securities of such series pursuant to this Section; and

     (4) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the discharge of the indebtedness on the Outstanding Securities of such series have been complied with.

     Upon the satisfaction of the conditions set forth in this Section with respect to all the Outstanding Securities of any series, the terms and conditions of such series, including the terms and conditions with respect thereto set forth in this Indenture, shall no longer be binding upon, or applicable to, the Company; provided that, the Company shall not be discharged from any payment obligations in respect of Securities of such series which are deemed not to be Outstanding under clause (iii) of the definition thereof if such obligations continue to be valid obligations of the Company under applicable law or pursuant to Section 305 or 306.

SECTION 404.               Reinstatement.

     If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations deposited with respect to Securities of any series in accordance with Section 401 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture with respect to the Securities of such series and the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to Section 401 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 401; provided, however, that if the Company has made any payment of principal of (or premium, if any) or interest on any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.


                                  ARTICLE FIVE

                                    Remedies

SECTION 501.               Events of Default.

     "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless it is either inapplicable to a particular series or it is specifically deleted or modified in or pursuant to the supplemental indenture or Board Resolution establishing such series of Securities or in the form of Security for such series:

     (1) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

     (2) default in the payment of any interest upon any Security of that series when it becomes due and payable and continuance of such default for a period of 30 days; or

     (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series, and continuance of such default for a period of 60 days; or

     (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

     (5) a default under any Indebtedness of the Company under any mortgages, indentures or instruments under which the Company may have issued, or under which there may have been secured or evidenced, any Indebtedness for money borrowed by the Company aggregating in excess of $5,000,000, whether such Indebtedness now exists or shall hereafter be created, such Indebtedness is not paid at final maturity (either upon its stated maturity or acceleration thereof) and such default in payment or acceleration has not been cured or rescinded, within a period of 30 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities, a written notice specifying such default and requiring the Company to cause such Indebtedness to be discharged or cause such default to be cured or waived or such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

     (6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

     (7) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

SECTION 502.               Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default with respect to any Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of (i) the series affected by such default (in the case of an Event of Default described in Section 501 (1), (2), (3) or (4) or (ii) all series of Securities (in the case of other Events of Default) may declare the principal amount (or, if any such Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) and any accrued but unpaid interest thereon of all of the Securities of the series affected by such default or all series, as the case may be, to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) and any accrued but unpaid interest thereon shall become immediately due and payable.


     At any time after such a declaration of acceleration with respect to Securities of any series (or of all series, as the case may be) has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series (or of all series, as the case may be), by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

     (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue  interest on all  Securities  of that
series (or of all series, as the case may be),

                           (B) the  principal of (and  premium,  if any, on) any
Securities of that series (or of all series, as the case may be) which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities (in the case of Original Issue Discount Securities, the Securities' Yield to Maturity),

                           (C) to the extent  that  payment of such  interest is
lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities (in the case of Original Issue Discount Securities, the Securities' Yield to Maturity), and

                           (D)  all  sums  paid  or   advanced  by  the  Trustee
hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     and

     (2) all Events of Default with respect to Securities of that series (or of all series, as the case may be), other than the non-payment of the principal of Securities of that series (or of all series, as the case may be) which has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or Event of Default or impair any right consequent thereon.

SECTION 503.    Collection of Indebtedness and Suits for Enforcement by Trustee.

     The Company covenants that if default is made in the payment of (1) any installment of interest on any Security of any series when such interest becomes due and payable and such default continues for a period of 30 days, or (2) the principal of (or premium, if any, on) any Security at the Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities (or in the case of Original Issue Discount Securities, the Securities' Yield to Maturity), and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.               Trustee May File Proofs of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal (or lesser amount in the case of Original Issue Discount Securities) of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) to file and prove a claim for the whole amount of principal (or lesser amount in the case of Original Issue Discount Securities) (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to

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



the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceedings; provided, however, that the Trustee may, on behalf of such Holders, vote for the election of a trustee in bankruptcy or similar official.

SECTION 505.       Trustee May Enforce Claims Without Possession of Securities.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.               Application of Money Collected.

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:


     FIRST: To the payment of all amounts due the Trustee under Section 607;

     SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

     THIRD: Any remaining amounts shall be repaid to the Company.

SECTION 507.               Limitation on Suits.

     No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

     (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to such series;

     (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

     (3)  such  Holder  or  Holders  have  offered  to  the  Trustee   indemnity
satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

     (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

     (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holders, or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.               Restoration of Rights and Remedies.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.               Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.               Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.               Control by Holders.

     With respect to Securities of any series, the Holders of a majority in principal amount of the Outstanding Securities of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, relating to or arising under an Event of Default described in
Section 501(1), (2), (3) or (4), and with respect to all Securities the Holders of a majority in principal amount of all Outstanding Securities shall have the right to direct the time, method and place of conducting any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, not relating to or arising under such an Event of Default, provided that in each such case

     (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

     (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 513.               Waiver of Past Defaults.

     The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all Outstanding Securities of such series waive any past default hereunder with respect to such series and its consequences, and the Holders of a majority in principal amount of all Outstanding Securities may on behalf of the Holders of all Securities waive any other past default hereunder and its consequences, except in each case a default

     (1) in the payment of the principal of (or premium, if any) or interest on any Security, or

     (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.               Undertaking for Costs.

     In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that the provisions of this Section (to the extent permitted by law) shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of Outstanding Securities of any series, or to any suit instituted by any Holder of any Security for the enforcement of the payment of the principal of, premium, if any, or interest on any Security.

SECTION 515.               Waiver of Stay or Extension Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, usury or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE SIX

                                   The Trustee

SECTION 601.               Certain Duties and Responsibilities.

     (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs, provided, however, that in no event shall the Trustee exercise a degree of care less than that customarily exercised thereby in the ordinary course of business.

                  (b)      Except during the continuance of an Event of Default,

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of the Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

                  (1) this paragraph (c) shall not be construed to limit the effect of paragraph (b) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                  (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602.               Notice of Defaults.

     Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series as to which the Trustee has received written notice, the Trustee shall give to all Holders of Securities of such series, in the manner provided in Section 106, notice of such default, unless such default shall have been cured or waived; provided, however, that in the case of any default of the character specified in Section 501(4) no such notice to Holders of Securities shall be given until at least 30 days after the occurrence of such default. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 603.               Certain Rights of Trustee.

                  Subject to the provisions of Section 601:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of Indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on their part, conclusively rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of Indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney during reasonable business hours and after reasonable notice; and

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 604.            Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605.               May Hold Securities.

     The Trustee,  any  Authenticating  Agent,  any Paying  Agent,  any Security
Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606.               Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company in writing.

SECTION 607.               Compensation and Reimbursement.

     The Company agrees

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee and its directors, officers, employees and agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the trust hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  To secure the Company's payment obligations under this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee including, without limitation, all money or property held or collected by the Trustee in trust to pay the principal of, or interest on, or any other amounts on any Securities, and such lien shall survive the satisfaction and discharge of the Indenture and any other termination of the Indenture including any termination under any bankruptcy law. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(6) or (7), the Holders by their acceptance of the Securities hereby agree that such expenses and the compensation for such services are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or similar law. "Trustee" for purposes of this Section shall include any predecessor Trustee, but the negligence or bad faith of any Trustee shall not affect the indemnification of any other Trustee.

SECTION 608.               Disqualification; Conflicting Interests.

     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 609.               Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, having a combined capital and surplus of at least $50,000,000 subject to supervision or examination by federal or state authority, in good standing and having an office or agency in the Borough of Manhattan, The City of New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article and a successor shall be appointed pursuant to Section 610.

SECTION 610.               Resignation and Removal; Appointment of Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
Section 611.

                  (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (c) The Trustee may be removed with respect to the Securities of one or more series at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

                  (d)      If at any time:

                  (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee with respect to the Securities of one or more series for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and such successor Trustee or Trustees shall comply with the applicable requirements of Section
611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

                  (g) No retiring Trustee shall be liable for the acts or omissions of any successor Trustee hereunder.

                  (h) All fees, charges and expenses of the retiring Trustee payable in accordance with this Indenture shall become immediately due and payable upon the appointment of a successor Trustee hereunder.


SECTION 611.               Acceptance of Appointment by Successor.

                   (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges payable in accordance with this Indenture, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                   (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                   (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

                   (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612.       Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee (including the trust created by this Indenture), shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613.               Preferential Collection of Claims Against Company.

     If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust

Indenture Act regarding the collection of claims against the Company (or any such other obligor).

SECTION 614.               Appointment of Authenticating Agent.

     The Trustee may appoint an Authenticating Agent or Agents reasonably acceptable to the Company which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer or partial redemption or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of
resignation  or  upon  such  a  termination,   or  in  case  at  any  time  such
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

     An Authenticating Agent hereunder shall be entitled to all of the rights, protections and immunities of the Trustee hereunder.

     If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     This is one of the Securities described in the within-mentioned Indenture.


                                          ------------------------------
                                                    As Trustee



                                           By [Authenticating Agent]
                                           as Authenticating Agent



                                           By: ________________________
                                                Authorized Signatory


     Notwithstanding any provision of this Section to the contrary, if at any time any Authenticating Agent appointed hereunder with respect to any series of Securities shall not also be acting as the Security Registrar hereunder with respect to any series of Securities, then, in addition to all other duties of an Authenticating Agent hereunder, such Authenticating Agent shall also be obligated to furnish to the Security Registrar promptly all information necessary to enable the Security Registrar to maintain at all times an accurate and current Security Register.


                                  ARTICLE SEVEN

                Holders' Lists and Reports by Trustee and Company

SECTION 701.          Company to Furnish Trustee Names and Addresses of Holders.

     The Company will furnish or cause to be furnished to the Trustee

                  (a) semi-annually, not more than 15 days after each Regular Record Date (or, if there is no Regular Record Date relating to that series, on January 1 and July 1), a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of that series as of such Regular Record Date, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided that such list need not be furnished by the Company so long as the Trustee is acting as Security Registrar.

SECTION 702.            Preservation of Information; Communications to Holders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of each series contained in the most recent list furnished to the Trustee as provided in
Section 701 and the names and addresses of Holders of each series received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

                  (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

                  (c) Every Holder, by receiving and holding the Securities, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 703.               Reports by Trustee.

                  (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

     (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee in writing if and when the Securities are listed on any stock exchange.

SECTION 704.               Reports by Company.

     The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                                  ARTICLE EIGHT

              Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 801.               Company May Consolidate, Etc., Only on Certain Terms.

     The Company (a) shall not consolidate with or merge into any other Person or, directly or indirectly, convey, transfer, sell, lease or otherwise dispose of its properties and assets substantially as an entirety to any Person, and (b) shall not permit any Person to consolidate or merge with or into the Company or convey, transfer, sell, lease or otherwise dispose of such Person's properties and assets substantially as an entirety to the Company, unless:

                  (1) in case the Company shall consolidate with or merge into another Person or convey, transfer, sell, lease or otherwise dispose of its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into or with which the Company is merged or the Person which acquires by conveyance, transfer or sale, or which leases or otherwise acquires, the properties and assets of the Company substantially as an entirety shall be a corporation, limited liability company, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (2) immediately after giving effect to such transaction and treating any Indebtedness which becomes due an obligation of the Company at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802.               Successor Substituted.

     Upon any consolidation or merger of the Company with or into any other Person, or any conveyance, transfer, sale or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or merger or into or with which the Company is merged or to which such conveyance, transfer, sale or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                  ARTICLE NINE

                             Supplemental Indentures

SECTION 901.               Supplemental Indentures Without Consent of Holders.

     Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                   (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants and obligations of the Company herein and in the Securities; or

                   (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

                   (3) to add any additional Events of Default with respect to all or any series of the Securities (and, if such Event of Default is applicable to less than all series of Securities, specifying the series to which such Event of Default is applicable); or

                   (4) to permit or facilitate the issuance of Securities in uncertificated form, provided that any such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

                   (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided that such action pursuant to this Clause (5) shall not adversely affect the interests of the Holders in any material respect; or

                   (6) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

                  (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trust hereunder by more than one Trustee, pursuant to the requirements of Section 611.

SECTION 902.               Supplemental Indentures with Consent of Holders.

     With the written consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected by such supplemental indenture (acting as one class) by the Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or the amounts payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
         Section 502, or change the place of payment where, or the place or currency in which, any Security or any premium or interest thereon or any other amount in respect thereof is payable, or impair the right to institute suit for the enforcement of any payment in respect of any Security on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

                  (2) reduce the percentage in principal amount of the Outstanding Securities the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                   (3) modify the obligation of the Company to maintain an office or agency in the Borough of Manhattan, the City of New York pursuant to Section 1002, or

                   (4) modify any of the provisions of this Section, Section 513 or Section 1009, except to increase any percentage contained herein or therein or to provide with respect to any particular series the right to condition the effectiveness of any supplemental indenture as to that series on the consent of the Holders of a specified percentage of the aggregate principal amount of Outstanding Securities of such series (which provision may be made pursuant to Section 301 without the consent of any Holder) or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

                   A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.               Execution of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and an Officers' Certificate stating that all conditions precedent to the execution of such supplemental indenture have been fulfilled. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.               Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.               Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act, as then in effect.

SECTION 906.               Reference in Securities to Supplemental Indentures.

     Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

SECTION 907.               Notice of Supplemental Indentures.

     Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Article, the Company shall, or shall cause the Trustee to, give notice to all Holders of Securities of such fact, setting forth in general terms the substance of such supplemental indenture, in the manner provided in Section 106. Any failure of the Company or the Trustee to give such notice, or any defect therein, shall not in any way impair or affect the validity of any such supplemental indenture.


                                   ARTICLE TEN

                                    Covenants

SECTION 1001.              Payment of Principal, Premium and Interest.

     The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

SECTION 1002.              Maintenance of Office or Agency.

     If Securities of a series are issuable only as Registered Securities, the Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its office or agency to receive such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003.              Money for Security Payments to Be Held in Trust.

     If the Company shall act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and the Company will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or prior to 10:00 a.m. on each due date of the principal of, premium, if any, or interest on any Securities of that series, deposit with such Paying Agent(s) a sum in immediately available funds on the payment date sufficient to pay the principal, premium, if any, or interest so becoming due, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of any failure so to act.

     The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) of that series in the making of any payment of principal, premium, if any, or interest on the Securities of that series; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004.              Statement by Officers as to Default.

     The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, an Officers' Certificate stating whether or not to the best knowledge of the signers thereof the Company is in compliance on such date with all conditions and covenants under the Indenture (without regard to any period of grace or requirement of notice provided hereunder).

     The Company will deliver to the Trustee, forthwith upon becoming aware of any default or Event of Default under this Indenture, an Officers' Certificate specifying with particularity such default or Event of Default and further stating what action the Company has taken, is taking or proposes to take with respect thereto. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

     Any notice required to be given under this Section shall be delivered to the Trustee at its Corporate Trust Office.

SECTION 1005.              Existence.

     Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine reasonably and in good faith that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1006.              Maintenance of Properties.

     The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 1007.              Payment of Taxes and Other Claims.

     The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 1008.              Book-Entry System.

     If the Securities cease to trade in the Depository's book-entry settlement system, the Company covenants and agrees that it shall use reasonable efforts to make such other book-entry arrangements that it determines are reasonable for the Securities.

SECTION 1009.              Waiver of Certain Covenants.

     The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 1006 and 1007, or any covenant added for the benefit of any series of Securities as contemplated by Section 301 (unless otherwise specified pursuant to Section 301) if before or after the time for such compliance the Holders of a majority in principal amount of the Outstanding Securities of all series affected by such omission (acting as one class) shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.


                                 ARTICLE ELEVEN

                            Redemption of Securities

SECTION 1101.              Applicability of Article.

     Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified and/or contemplated by Section 301 for Securities of any series) in accordance with this Article.

SECTION 1102.              Election to Redeem; Notice to Trustee.

     The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction.

SECTION 1103.              Selection by Trustee of Securities to be Redeemed.

     If less than all the Securities of any series are to be redeemed (other than pursuant to Section 1107), the particular Securities to be redeemed shall be selected not more than 30 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount of Registered Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series or of the principal amount of Global Securities of such series.

     The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1104.              Notice of Redemption.

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 20 or more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at such Holder's address appearing in the Security Register.

     All notices of redemption shall state:

                  (1)      the Redemption Date,

                  (2)      the Redemption Price,

                  (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after such date (or in the event of a redemption pursuant to Section 1107, and if applicable, a statement that no interest is payable with respect to such security),

                  (5) the place or places where such Securities, are to be surrendered for payment of the Redemption Price, and

                  (6) that the redemption is for a sinking fund, if such is the case.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name and at the expense of the Company.

SECTION 1105.              Deposit of Redemption Price.

     Not less than one Business Day prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in
Section 1003) an amount of money (which shall be in immediately available funds on such Redemption Date) sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 1106.              Securities Payable on Redemption Date.

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security or, in the case of Original Issue Discount Securities, the Securities' Yield to Maturity.

SECTION 1107.              Securities Redeemed in Part.

     Any Registered Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the

Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Registered Security or Securities of the same series and Stated Maturity, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                 ARTICLE TWELVE

                                  SINKING FUNDS

SECTION 1201.              Applicability of Article.

     The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified and/or contemplated by Section 301 for Securities of such series.

     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". Unless otherwise provided by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 1202. Satisfaction of Sinking Fund Payments with Securities.

     The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption), and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking payment shall be reduced accordingly.

SECTION 1203.              Redemption of Securities for Sinking Fund.

     Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivery of or by crediting Securities of that series pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.


                                ARTICLE THIRTEEN

                           SUBORDINATION OF SECURITIES

SECTION 1301.  Securities Subordinate to Senior Indebtedness.

     The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, whether upon original issue or upon transfer or assignment, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth, the payment of the principal of (and premium, if any) and interest on each and all of the Securities is hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

SECTION 1302.  Circumstances Requiring Prior Payment of Senior Indebtedness.

     In the event of any dissolution or winding up or total or partial liquidation or reorganization of the Company, whether in bankruptcy, reorganization, insolvency, receivership or similar proceeding, then the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness before the Holders of the Securities are entitled to receive any payment on account of principal of (or premium, if any) or interest on the Securities.

     Unless otherwise provided in Section 301, no payment in respect of Securities shall be made if, at the time of such payment, there exists a default in payment of all or any portion of any Senior Indebtedness, and such default shall not have been cured or waived in writing or the benefits of this sentence waived in writing by or on behalf of the holders of such Senior Indebtedness. In addition, unless otherwise provided in Section 301, during the continuation of any event of default (other than a default referred to in the immediately preceding sentence) with respect to any Senior Indebtedness permitting the holders to accelerate the maturity thereof and upon written notice thereof given to the Trustee, with a copy to the Company (the delivery of which shall not affect the validity of the notice to the Trustee), by any holder of such Senior Indebtedness or its representative, then, unless and until such an event of default  shall  have  been  cured or waived or shall  have  ceased to exist,  no payment shall be made by the Company with respect to the principal of or interest on the Securities or to acquire any of the Securities or on account of the redemption provisions for the Securities; provided, however, that if the holders of the Senior Indebtedness to which the default relates have not declared such Senior Indebtedness to be immediately due and payable within 90 days after the occurrence of such default (or have declared such Senior Indebtedness to be immediately due and payable and within such period have rescinded such declaration of acceleration), then the Company shall resume making any and all required payments in respect of the Securities (including any missed payments). Only one payment blockage period under the immediately preceding sentence may be commenced within any consecutive 270-day period with respect to the Securities. No event of default which existed or was continuing on the date of the commencement of any 90-day payment blockage period with respect to the Senior Indebtedness initiating such payment blockage period shall be, or be made, the basis for the commencement of a second payment blockage period by a Holder or representative of such Senior Indebtedness whether or not within a period of 270 consecutive days unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days (and, in the case of any such waiver, no payment shall be made by the Company to the holders of Senior Indebtedness in connection with such waiver other than amounts due pursuant to the terms of the Senior Indebtedness as in effect at the time of such default).

     In the event that, notwithstanding the foregoing, the Trustee or the Holder of any Security shall have received any payment or distribution of any kind or character, whether in cash, property or securities, before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall then have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, agent or other Person making payment of all Senior
Indebtedness  remaining  unpaid,  to the  extent  necessary  to pay  all  Senior
Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

     Nothing in this Section shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

     In addition, nothing in this Section shall prevent the Company from making or the Trustee from receiving or applying any payment in connection with the redemption of Securities if the first publication of notice of such redemption (whether by mail or otherwise in accordance with this Indenture) has been made, and the Trustee has received such payment from the Company, prior to the occurrence of any of the contingencies specified in the first two paragraphs of this Section.

SECTION 1303.  Subrogation to Rights of Holders of Senior Indebtedness.

     Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated (to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article) to the rights of the holders of such Senior Indebtedness to receive payments or distributions from the Company applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness to which the holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as between the Company, its creditors other than holders of Senior

Indebtedness, and the Holders of the Securities be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

SECTION 1304.  Provisions Solely to Define Relative Rights.

     The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand, and the holders of Senior Indebtedness, on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property or securities of the Company otherwise payable or deliverable to the Trustee or such Holder.

SECTION 1305.  Trustee to Effectuate Subordination.

     Each Holder of a Security by his acceptance thereof, whether upon original issue or upon transfer or assignment, authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

SECTION 1306.  No Waiver of Subordination Provisions.

     No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

     Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding, (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness, (iii) release any Person liable in any manner for the collection of Senior Indebtedness, or (iv) exercise or refrain from exercising any rights against the Company and any other Person.

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SECTION 1307.  Notice to Trustee.

     The Company shall give prompt written notice to the Trustee in the form of an Officers' Certificate of any fact known to the Company which would prohibit the making of any payment of money to or by the Trustee in respect of the Securities pursuant to the provisions of this Article. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities pursuant to the provisions of this Article, unless and until the Trustee shall have received at its Corporate Trust Office written notice thereof from the Company or a holder or holders of Senior Indebtedness or from any trustee therefor at least two Business Days prior to such payment date; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist.

     Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 1308.  Reliance on Certificate of Liquidating Agent.

     Upon any payment or distribution referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which a dissolution, winding up or total or partial liquidation or reorganization of the Company is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

SECTION 1309.  Trustee Not Fiduciary for Holders of Senior Indebtedness.

     The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of the Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

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SECTION 1310.  Rights of Trustee as Holder of Senior Indebtedness.

     The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

SECTION 1311.  Article Applicable to Paying Agent.

     In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that this Section shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.



                                ARTICLE FOURTEEN

                        MEETINGS OF HOLDERS OF SECURITIES

SECTION 1401.              Purposes for Which Meetings May Be Called.

     A meeting of Holders of Securities of any or all series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

SECTION 1402.              Call, Notice and Place of Meetings.

     (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1401, to be held at such times and at such place in New York, New York, as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 20 nor more than 180 days prior to the date fixed for the meeting.

     (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in aggregate principal amount of the Outstanding Securities of any series, shall have requested the Trustee for any such series to call a meeting of the Holders of Securities of such series for any purpose specified in Section 1401, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 30 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as

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the case may be, may determine the time and the place in New York, New York, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in Subsection (a) of this Section.

SECTION 1403.              Persons Entitled to Vote at Meetings.

     To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing a proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 1404.              Quorum; Action.

     The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Subject to Section 1405(d), notice of the reconvening of any adjourned meeting shall be given as provided in Section 1402(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly that Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series shall constitute a quorum.

     Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series; provided, however, that, except as limited by the proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent or waiver which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage that is less than a majority in aggregate principal amount of the Outstanding Securities of a series and may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in aggregate principal amount of the Outstanding Securities of that series.

     Except as limited by the proviso to Section 902, any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series, whether or not present or represented at the meeting.

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SECTION 1405.        Determination of Voting Rights; Conduct and
                     Adjournment of Meetings.

     (a) The holdings of Securities shall be evidenced in the manner specified in Section 104 and the appointment of any proxy shall be evidenced in the manner specified in Section 104 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without other proof.

     (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1402(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of such series represented at the meeting.

     (c) At any meeting each Holder of a Security of such series and each proxy shall be entitled to one vote for each $1,000 principal amount of the Outstanding Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or as a proxy.

     (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1402 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

SECTION 1406.              Counting Votes and Recording Action of Meetings.

     The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to such record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that such notice was given as provided in Section 1402 and, if applicable, Section 1404. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                              --------------------


     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.



                                      INACOM CORP.

                                             /s/ David C. Guenthner
                                      By:________________________________
[SEAL]                                   Name:    David C. Guenthner
                                         Title:   Executive Vice President and
Attest:                                           Chief Financial Officer

/s/ Michael E. Steffan
--------------------------
Name:  Michael E. Steffan
Title: Secretary
                                      NORWEST BANK, MINNESOTA, NATIONAL
                                      ASSOCIATION, TRUSTEE


                                           /s/ Curtis D. Schwegman
                                      By:______________________________
                                      Name:  Curtis D. Schwegman
                                      Title: Assistant Vice President

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                                      -67-

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